_____________________________________________________________________________


         DREYFUS CALIFORNIA TAX EXEMPT BOND FUND, INC.
                             PART B
             (STATEMENT OF ADDITIONAL INFORMATION)
                       SEPTEMBER 3, 1996

                  As Revised February 12, 1997


_____________________________________________________________________________


     This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of Dreyfus California Tax Exempt Bond Fund, Inc. (the "Fund"), dated September 3, 1996, as it may be revised from time to time. To obtain a copy of the Fund's Prospectus, please write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or call the following numbers:

          Call Toll Free 1-800-645-6561
          In New York City -- Call 1-718-895-1206
          Outside the U.S and Canada -- Call 516-794-5452

     The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser.

     Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares.

                       TABLE OF CONTENTS

                                                            Page


Investment Objective and Management Policies                B-2
Management of the Fund                                      B-12
Management Agreement                                        B-16
Purchase of Shares                                          B-17
Shareholder Services Plan                                   B-19
Redemption of Shares                                        B-19
Shareholder Services                                        B-22
Determination of Net Asset Value                            B-24
Dividends, Distributions and Taxes                          B-25
Portfolio Transactions                                      B-27
Performance Information                                     B-28
Information About the Fund                                  B-29
Transfer and Dividend Disbursing Agent, Custodian,
     Counsel and Independent Auditors                       B-29
Appendix A                                                  B-31
Appendix B                                                  B-44
Financial Statements                                        B-53
Report of Independent Auditors                              B-69


          INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

     The following information supplements and should be read in conjunction with the sections in the Fund's Prospectus entitled "Description of the Fund" and "Appendix."

Portfolio Securities

     The average distribution of investments (at value) in Municipal Obligations (including notes) by ratings for the fiscal year ended May 31, 1996, as computed on a monthly basis, was as follows:

Fitch Investors      Moody's Investors         Standard & Poor's
Service, L.P.         Service, Inc.             Ratings Group    Percent of
  ("Fitch")      or     ("Moody's")      or     ("S&P")            Value

    AAA                    Aaa                      AAA             56.0%
    AA                     Aa                       AA              13.3%
    A                      A                        A               16.8%
    BBB                    Baa                      BBB              2.5%
    F-1                    VMIG 1/MIG 1/P-1         SP-1/A-1         3.4%1
    Not Rated              Not Rated                Not Rated        8.0%2
                                                                   -------
                                                                   100.0%
                                                                   ======

__________________
1 Included in these categories are tax exempt notes rated within the two highest grades by Fitch, Moody's or S&P. Therefore, these securities, together with Municipal Obligations rated Baa or better by Moody's or BBB or better by S&P or Fitch, are taken into account at the time of a purchase to ensure that the Fund's portfolio meets the 80% minimum quality standard discussed in the Fund's Prospectus.

2 Included in the Not Rated category are securities comprising 8.0% of the Fund's market value which, while not rated, have been determined by the Manager to be of comparable quality to securities in the following ratings categories: Aaa/AAA (.3%), A (.5%), Baa/BBB (6.8%), Ba/BB (.2%), B/B (.1%), and F-2/MIG2/P2/SP2/A2 (.1%).


     Municipal Obligations. The term "Municipal Obligations" generally includes debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Obligations may be issued include refunding outstanding obli gations, obtaining funds for general operating expenses and lending such funds to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, indus trial, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal; the interest paid on such obligations may be exempt from Federal income tax, although current tax laws place substantial limitations on the size of such issues. Such obligations are considered to be Municipal Obligations if the interest paid thereon qualifies as exempt from Federal income tax in the opinion of bond counsel to the issuer. There are, of course, variations in the security of Municipal Obligations, both within a particular classification and between classifications.

     Floating and variable rate demand obligations are tax exempt obligations ordinarily having stated maturities in excess of one year, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding one year. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders thereof. The interest rate on a floating rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand obligation is adjusted automatically at specified intervals.

     The yields on Municipal Obligations are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions in the Municipal Obligations market, size of a particular offering, maturity of the obligation and rating of the issue. The imposition of the management fee, as well as other operating expenses, will have the effect of reducing the yield to investors.

     Municipal lease obligations or installment purchase contract obligations (collectively, "lease obligations") have special risks not ordinarily associated with Municipal Obligations. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation ordinarily is backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. The staff of the Securities and Exchange Commission currently considers certain lease obligations to be illiquid. Determination as to the liquidity of such securities is made in accordance with guidelines established by the Fund's Board. Pursuant to such guidelines, the Board has directed the Manager to monitor carefully the Fund's investment in such securities with particular regard to (1) the frequency of trades and quotes for the lease obligation; (2) the number of dealers willing to purchase or sell the lease obligation and the number of the potential buyers; (3) the willingness of dealers to undertake to make a market in the lease obligation;
(4) the nature of the marketplace trades including the time needed to dispose of the mechanics of transfer; and (5) such other factors concerning the trading market for the lease obligation as the Manager may deem relevant. In addition, in evaluating the liquidity and credit quality of a lease obligation that is unrated, the Fund's Board has directed the Manager to consider (a) whether the lease can be cancelled; (b) what assurance there is that the assets represented by the lease can be sold; (c) the strength of the lessee's general credit (e.g., its debt, administrative, economic, and financial characteristics); (d) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an "event of nonappropriation"); (e) the legal recourse in the event of failure to appropriate; and (f) such other factors
concerning credit quality as the Manager may deem relevant.   The Fund will
not invest more than 15% of the value of its net assets in lease obligations that are illiquid and in other illiquid securities. See "Investment Restriction No. 13" below.

     The Fund will purchase tender option bonds only when it is satisfied that the custodial and tender option arrangements, including the fee payment arrangements, will not adversely affect the tax exempt status of the underlying Municipal Obligations and that payment of any tender fees will not have the effect of creating taxable income for the Fund. Based on the tender option bond agreement, the Fund expects to be able to value the tender option bond at par; however, the value of the instrument will be monitored to assure that is valued at fair value.

     Ratings of Municipal Obligations. Subsequent to its purchase by the Fund, an issue of rated Municipal Obligations may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require the sale of such Municipal Obligations by the Fund, but the Manager will consider such event in determining whether the Fund should continue to hold the Municipal Obligations. To the extent that the ratings given by Moody's, S&P or Fitch for Municipal Obligations may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for its investments in accordance with the investment policies contained in the Prospectus and this Statement of Additional Information. The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the Municipal Obligations which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings may be an initial criterion for selection of portfolio investments, the Manager also will evaluate these securities and the creditworthiness of the issuers of such securities.

     Illiquid Securities. Where a substantial market of qualified institutional buyers develops for certain restricted securities purchased by the Fund pursuant to Rule 144A under the Securities Act of 1933, as amended, the Fund intends to treat such securities as liquid securities in accordance with procedures approved by the Fund's Board. Because it is not possible to predict with assurance how the market for restricted securities pursuant to Rule 144A will develop, the Fund's Board has directed the Manager to monitor carefully the Fund's investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent that, for a period of time, qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A, the Fund's investing in such securities may have the effect of increasing the level of illiquidity in its investment portfolio during such period.

     Taxable Investments. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities, which differ in their interest rates, maturities and times of issuance. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the U.S. Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. Interest may fluctuate based on generally recognized reference rates or the relationship of rates. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.

     Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs.

     Certificates of deposit are negotiable certificates representing the ob ligation of a bank to repay funds deposited with it for a specified period of time.

     Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate. Investments in time deposits generally are limited to London branches of domestic banks that have total assets in excess of one billion dollars. Time deposits which may be held by the Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation.

     Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity. Other short-term bank obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.

     In a repurchase agreement, the Fund buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. The Fund's custodian or sub-custodian will have custody of, and will hold in a segregated account, securities acquired by the Fund under a repurchase agreement. Repurchase agreements are considered by the Staff of the Securities and Exchange Commission to be loans by the Fund that enters into them. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, the Fund will enter into repurchase agreements only with domestic banks with total assets in excess of $1 billion, or primary government securities dealers reporting to the Federal Reserve Bank of New York, with respect to securities of the type in which the Fund may invest, and will require that additional securities be deposited with it if the value of the securities purchased should decrease below resale price. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

Management Policies

     Derivatives. The Fund may invest in Derivatives (as defined in the Fund's Prospectus) for a variety of reasons, including to hedge certain market risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain. Derivatives may provide a cheaper, quicker or more specifically focused way for the Fund to invest than "traditional" securities would.

     Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular Derivative and the portfolio as a whole. Derivatives permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.

     Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter Derivatives. Exchange-traded Derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such Derivatives.
This guarantee usually is supported by a daily payment system (i.e., variation margin requirements) operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with Derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter Derivatives. Therefore, each party to an over-the-counter Derivative bears the risk that the counterparty will default. Accordingly, the Manager will consider the creditworthiness of counterparties to over-the-counter Derivatives in the same manner as it would review the credit quality of a security to be purchased by the Fund. Over-the-counter Derivatives are less liquid than exchange-traded Derivatives since the other party to the transaction may be the only investor with sufficient understanding of the Derivative to be interested in bidding for it.

Futures Transactions--In General. The Fund may enter into futures contracts in U.S. domestic markets, such as the Chicago Board of Trade. Engaging in these transactions involves risk of loss to the Fund which could adversely affect the value of the Fund's net assets. Although the Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses.

     Successful use of futures by the Fund also is subject to the Manager's ability to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract. For example, if the Fund uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. The Fund may have to sell such securities at a time when it may be disadvantageous to do so.

     Pursuant to regulations and/or published positions of the Securities and Exchange Commission, the Fund may be required to segregate cash or high quality money market instruments in connection with its commodities transactions in an amount generally equal to the value of the underlying commodity. The segregation of such assets will have the effect of limiting the Fund's ability otherwise to invest those assets.

Specific Futures Transactions. The Fund may purchase and sell interest rate futures contracts. An interest rate future obligates the Fund to purchase or sell an amount of a specific debt security at a future date at a specific price.

Options--In General. The Fund may purchase and write (i.e., sell) call or put options with respect to specific securities and interest rate futures contracts. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specific date. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security or securities at the exercise price at any time during the option period or at a specific date.

     There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options.

     Successful use by the Fund of options will be subject to the Manager's ability to predict correctly movements in interest rates. To the extent the Manager's predictions are incorrect, the Fund may incur losses.

     Future Developments. The Fund may take advantage of opportunities in the area of options and futures contracts and options on futures contracts and any other Derivatives which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund's investment objective and legally permissible for the Fund. Before entering into such transactions or making any such investment, appropriate disclosure will be provided in the Fund's Prospectus or this Statement of Additional Information.

     Lending Portfolio Securities. In connection with its securities lending transactions, the Fund may return to the borrower or a third party which is unaffiliated with the Fund, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received from securities loaned.

     The Securities and Exchange Commission currently requires that the following conditions must be met whenever portfolio securities are loaned:
(1) the Fund must receive at least 100% cash collateral from the borrower;
(2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; and (5) the Fund may pay only reasonable custodian fees in connection with the loan.

     Forward Commitments. Municipal Obligations and other securities purchased on a forward commitment or when-issued basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a when-issued basis may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a when-issued basis when the Fund is fully or almost fully invested may result in greater potential fluctuation in the value of the Fund's net assets and its net asset value per share.

Investment Considerations and Risks

     Investing in California Municipal Obligations. Investors should consider carefully the special risks inherent in the Fund's investment in California Municipal Obligations. These risks result from certain amendments to the California Constitution and other statues that limit the taxing and spending authority of California governmental entities, as well as from the general financial condition of the State of California. From mid-1990 to late 1993, the State suffered a recession with the worst economic, fiscal and budget conditions since the 1930s. As a result, the State experienced recurring budget deficits for four of its five fiscal years ended June 30, 1992. The State had operating surpluses of approximately $109 million in fiscal 1992-93 and $917 million in 1993-94. However, at June 30, 1994, according to California's Department of Finance, the State's Special Fund for Economic Uncertainties had an accumulated deficit, on a budget basis, of approximately $1.8 billion. A further consequence of the large budget imbalances over the last three fiscal years has been that the State depleted its available cash resources and has had to use a series of external borrowings to meet its cash needs. To meet its cash flow needs in the 1994-95 fiscal year, the State issued, in July and August 1994, $4.0 billion of revenue anticipation warrants and $3.0 billion of revenue anticipation notes. The 1994-95 budget Act contains a plan to retire a projected $1.025 billion deficit in the 1995-96 fiscal year. As a result of the deterioration of the State's budget and cash situation between October 1991 and July 1994, the rating on the State's general obligation bonds was reduced by S&P from AAA to A, by Moody's from Aaa to A1 and by Fitch AAA to A. These and other factors may have the effect of impairing the ability of the issuers of California Municipal Obligations to pay interest on, or repay principal of, such California Municipal Obligations. Investors should review "Appendix A" which sets forth additional information relating to investing in California Municipal Obligations.

     Lower Rated Bonds.   The Fund is permitted to invest in securities rated
Ba by Moody's and BB by S&P and Fitch, and as low as the lowest rating assigned by Moody's, S&P or Fitch. Such bonds, though higher yielding, are characterized by risk. See "Description of the Fund--Investment Considerations and Risks--Lower Rated Bonds" in the Prospectus for a discussion of certain risks and "Appendix B" for a general description of Moody's, S&P and Fitch ratings of Municipal Obligations. Although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of these bonds. The Fund will rely on the Manager's judgment, analysis and experience in evaluating the creditworthiness of an issuer.

     Investors should be aware that the market values of many of these bonds tend to be more sensitive to economic conditions than are higher rated securities. These bonds generally are considered by S&P, Moody's and Fitch to be, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories.

     Because there is no established retail secondary market for many of these securities, the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these bonds does exist, it generally is not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may have an adverse impact on market price and yield and the Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio and calculating its net asset value. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of these securities. In such cases, judgment may play a greater role in valuation because less reliable objective data may be available.

     These bonds may be particularly susceptible to economic downturn. It is likely that any economic recession could disrupt severely the market for such securities and may have an adverse impact on the value of such securities.
In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.

     The Fund may acquire these bonds during an initial offering. Such securities may involve special risks because they are new issues. The Fund has no arrangement with the Distributor or any other persons concerning the acquisition of such securities, and the Manager will review carefully the credit and other characteristics pertinent to such new issues.

     The credit risk factors pertaining to lower rated securities also apply to lower rated zero coupon bonds, in which the Fund may invest up to 5% of its total assets. Zero coupon bonds carry an additional risk in that, unlike bonds which pay interest throughout the period to maturity, the Fund will realize no cash until the cash payment date unless a portion of such securities are sold and, if the issuer defaults, the Fund may obtain no return at all on its investment. See "Dividends, Distributions and Taxes."

Investment Restrictions

     The Fund has adopted investment restrictions numbered 1 through 7 as fundamental policies, which cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund's outstanding voting shares. Investment restrictions numbered 8 through 12 are not fundamental policies and may be changed by a vote of a majority of the Board members at any time. The Fund may not:

     1. Invest more than 25% of its assets in the securities of issuers in any single industry; provided that there shall be no limitation on the purchase of Municipal Obligations and, for temporary defensive purposes, securities issued by banks and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     2. Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowings to no more than 33-1/3% of the Fund's total assets). For purposes of this investment restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing.


     3. Purchase or sell real estate, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the Fund from investing in Municipal Obligations secured by real estate or interests therein, or prevent the Fund from purchasing and selling options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

     4. Underwrite the securities of other issuers, except that the Fund may bid separately or as part of a group for the purchase of Municipal Obligations directly from an issuer for its own portfolio to take advantage of the lower purchase price available, and except to the extent the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

     5. Make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements; however, the Fund may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Fund's Board.

     6. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent that the activities permitted in Investment Restrictions numbered 2, 3 and 10 may be deemed to give rise to a senior security.

     7. Sell securities short or purchase securities on margin, but the Fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

     8. Purchase securities other than Municipal Obligations and Taxable Investments and those arising out of transactions in futures and options or as otherwise provided in the Fund's Prospectus.

     9. Invest in securities of other investment companies, except to the extent permitted under the 1940 Act.

     10. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to the extent necessary to secure borrowings for temporary or emergency purposes and to the extent related to the deposit of assets in escrow in connection with the purchase of securities on a when-issued or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to options, futures contracts, including those related to indices, and options on futures contracts or indices.

     11. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid (which securities could include participation interests (including municipal lease/purchase agreements) that are not subject to the demand feature described in the Fund's Prospectus, floating and variable rate demand obligations as to which the Fund cannot exercise the demand feature described in the Fund's Prospectus on less than seven days' notice and as to which there is no secondary market) if, in the aggregate, more than 15% of its net assets would be so invested.

     12.  Invest in companies for the purpose of exercising control.

     For purposes of Investment Restriction No. 1, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry".

     If a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

     The Fund may make commitments more restrictive than the restrictions listed above so as to permit the sale of Fund shares in certain states. Should the Fund determine that a commitment is no longer in the best interests of the Fund and its shareholders, the Fund reserves the right to revoke the commitment by terminating the sale of Fund shares in the state involved.


                     MANAGEMENT OF THE FUND

     Board members and officers of the Fund, together with information as to their principal business occupations during at least the last five years, are shown below. Each Board member who is deemed to be an "interested person" of the Fund, as defined in the 1940 Act, is indicated by an asterisk.

Board Members of the Fund


*JOSEPH S. DiMARTINO, Chairman of the Board. Since January 1995, Chairman of the Board of various funds in the Dreyfus Family of Funds. He is also Chairman of the Board of Noel Group, Inc., a venture capital company; and a director of The Muscular Dystrophy Association, HealthPlan Services Corporation, Belding Heminway Company, Inc., a manufacturer and marketer of industrial threads and buttons, Curtis Industries, Inc., a national distributor of security products, chemicals, and automotive and other hardware, and Staffing Resources, Inc. For more than five years prior to January 1995, he was President, a director and, until August 1994, Chief Operating Officer of the Manager and Executive Vice President and a director of Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager and, until August 24, 1994, the Fund's distributor. From August 1994 to December 31, 1994, he was a director of Mellon Bank Corporation. He is 52 years old and his address is 200 Park Avenue, New York, New York 10166.


*DAVID W. BURKE, Board Member.  Chairman of the Broadcasting Board of
     Governors, an independent board within the United States Information Agency, since August 1995. From August 1994 to December 31, 1994, Mr. Burke was a Consultant to the Manager, and from October 1990 to August 1994, he was Vice President and Chief Administrative Officer of the Manager. From 1977 to 1990, Mr. Burke was involved in the management of national television news, as Vice President and Executive Vice President of ABC News, and subsequently as President of CBS News. He is 60 years old and his address is Box 654, Eastham, Massachusetts 02642.



SAMUEL CHASE, Board Member.  Since 1982, President of Samuel Chase & Company,
     Ltd., an economic consulting firm. He is 64 years old and his address is 10380 Springhill Road, Belgrade, Montana 59714.

GORDON J. DAVIS, Board Member. Since October 1994, a senior partner with the law firm of LeBoeuf, Lamb, Greene & MacRae. From 1983 to September 1994, Mr. Davis was a senior partner with the law firm of Lord Day & Lord, Barrett Smith. From 1978 to 1983, he was Commissioner of Parks and Recreation for the City of New York. He is also a director of Consolidated Edison, a utility company, and Phoenix Home Life Insurance Company and a member of various other corporate and not-for-profit boards. He is 55 years old and his address is 241 Central Park West, New York, New York 10023.

JONI EVANS, Board Member. Senior Vice President of the William Morris Agency since September 1993. From September 1987 to May 1993, Executive Vice President of Random House Inc. and, from January 1991 to May 1993, President and Publisher of Turtle Bay Books; from January 1987 to December 1990, Publisher of Random House-Adult Trade Division; from September 1985 to September 1987, President of Simon and Schuster-Trade Division. She is 54 years old and her address is 1325 Avenue of the Americas, New York, New York 10019.

ARNOLD S. HIATT, Board Member.  Chairman of The Stride Rite Foundation.  From
     1969 to June 1992, Chairman of the Board, President or Chief Executive Officer of The Stride Rite Corporation, a multi-divisional footwear manufacturing and retailing company. Mr. Hiatt is also a director of The Cabot Corporation. He is 69 years old and his address is 400 Atlantic Avenue, Boston, Massachusetts 02110.

DAVID J. MAHONEY, Board Member.  President of David Mahoney Ventures since
     1983. From 1968 to 1983, he was Chairman and Chief Executive Officer of Norton Simon Inc., a producer of consumer products and services. Mr. Mahoney is also a director of Intracoastal Health Systems, Inc. He is 73 years old and his address is 745 Fifth Avenue, Suite 700, New York, New York 10151.

BURTON N. WALLACK, Board Member. President and co-owner of Wallack Management
     Company, a real estate management company managing real estate in the New York City area. He is 45 years old and his address is 18 East 64th Street, New York, New York 10021.

     For so long as the Fund's plan described in the section "Shareholder Services Plan" remains in effect, the Board members of the Fund who are not "interested persons" of the Fund, as defined in the 1940 Act, will be selected and nominated by the Board members who are not "interested persons" of the Fund.

     The Fund typically pays its Directors an annual retainer and a per meeting fee and reimburses them for their expenses. The Chairman of the Board receives an additional 25% of such compensation. Emeritus Board members are entitled to receive an annual retainer and a per meeting fee of one-half the amount paid to them as Board members. The aggregate amount of compensation paid by the Fund to each Board member for the fiscal year ended May 31, 1996, and by all other funds in the Dreyfus Family of Funds for which such person is a Board member (the number of which is set forth in parenthesis next to each Board member's total compensation) for the year ended December 31, 1995, were as follows:


                                                 Total Compensation
                                                 From Fund and
                        Aggregate                Fund Complex
Name of Board           Compensation From        Paid to Board
 Member                 Fund*                    Member

Joseph S. DiMartino      $8,750                   $ 448,618 (94)

David W. Burke           $7,000                   $ 253,654 (51)

Samuel Chase             $7,000                   $  54,250 (13)

Gordon J. Davis          $7,000                   $  76,575 (24)

Joni Evans               $6,500                   $  46,750 (13)

Arnold S. Hiatt          $6,500                   $  50,500 (13)

David J. Mahoney         $6,000                   $  47,250 (13)

Burton N. Wallack        $7,000                   $  54,250 (13)
_____________________
* Amount does not include reimbursed expenses for attending Board meetings, which amounted to $2,992 for all Board members as a group.

Officers of the Fund

MARIE E. CONNOLLY, President and Treasurer.  President, Chief Executive
     Officer and a director of the Distributor and an officer of other investment companies advised or administered by the Manager. From December 1991 to July 1994, she was President and Chief Compliance Officer of Funds Distributor, Inc., the ultimate parent of which is Boston Institutional Group, Inc. Prior to December 1991, she served as Vice President and Controller, and later as Senior Vice President, of The Boston Company Advisors, Inc. She is 38 years old.

JOHN E. PELLETIER, Vice President and Secretary.  Senior Vice President and
     General Counsel of the Distributor and an officer of other investment companies advised or administered by the Manager. From February 1992 to July 1994, he served as Counsel for The Boston Company Advisors, Inc. From August 1990 to February 1992, he was employed as an associate at Ropes & Gray. He is 32 years old.

RICHARD W. INGRAM, Vice President and Assistant Treasurer.  Senior Vice
     President and Director of Client Services and Treasury Operations of Funds Distributor, Inc. and an officer of other investment companies advised or administered by the Manager. From March 1994 to November 1995, he was Vice President and Division Manager for First Data Investor Services Group. From 1989 to 1994, he was Vice President, Assistant Treasurer and Tax Director - Mutual Funds of The Boston Company, Inc.
     He is 40 years old.

MARY A. NELSON, Vice President and Assistant Treasurer.  Vice President and
     Manager of Treasury Services and Administration of Funds Distributor, Inc. and an officer of other investment companies advised or administered by the Manager. From September 1989 to July 1994, she was an Assistant Vice President and Client Manager for The Boston Company, Inc. She is 32 years old.


MICHAEL S. PETRUCELLI, Vice President and Assistant Treasurer.  Director of
     Strategic Client Initiatives for Funds Distributor, Inc. From December, 1989 through November, 1996 he was employed with GE Investments where he held various financial, business development and compliance positions. He is 35 years old.



DOUGLAS C. CONROY, Vice President and Assistant Secretary.  Supervisor of
     Treasury Services and Administration of Funds Distributor, Inc. and an officer of other investment companies advised or administered by the Manager. From April 1993 to January 1995, he was a Senior Fund Accountant for Investors Bank & Trust Company. From December 1991 to March 1993, he was employed as a Fund Accountant at The Boston Company, Inc. He is 27 years old.


MARK A. KARPE, Vice President and Assistant Secretary. Senior Paralegal of the Distributor and an officer of other investment companies advised or administered by the Manager. From August 1993 to May 1996, he attended Hofstra University School of Law. Prior to August 1993, he was employed as an Associate Examiner at the National Association of Securities Dealers, Inc. He is 27 years old.


ELIZABETH KEELEY, Vice President and Assistant Secretary.  Assistant Vice
     President of the Distributor and an officer of other investment companies advised or administered by the Manager. She is 26 years old.



JOSEPH F. TOWER, III, Vice President and Assistant Treasurer.  Senior Vice
     President, Treasurer and Chief Financial Officer of the Distributor and an officer of other investment companies advised or administered by the Manager. From July 1988 to August 1994, he was employed by The Boston Company, Inc. where he held various management positions in the Corporate Finance and Treasury areas. He is 34 years old.

     The address of each officer of the Fund is 200 Park Avenue, New York, New York 10166.

     The Fund's Board members and officers, as a group, owned less than 1% of the Fund's shares outstanding on August 1, 1996.


                      MANAGEMENT AGREEMENT

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Management of the Fund."


     The Manager provides management services pursuant to the Management Agreement (the "Agreement") dated August 24, 1994 with the Fund, which is subject to annual approval by (i) the Fund's Board or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, provided that in either event the continuance also is approved by a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval. The Agreement was approved by Fund shareholders on August 2, 1994, and was last approved by the Fund's Board, including a majority of the Board members who are not "interested persons" of any party to the Agreement, at a meeting held on April 17, 1996. The Agreement is terminable without penalty, on not more than 60 days' notice, by the Fund's Board or by vote of the holders of a majority of the Fund's outstanding voting shares, or, upon not less than 90 days' notice, by the Manager. The Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).


     The following persons are officers and/or directors of the Manager: W. Keith Smith, Chairman of the Board; Christopher M. Condron, President, Chief Executive Officer, Chief Operating Officer and a director; Stephen E. Canter, Vice Chairman, Chief Investment Officer and a director; Lawrence S. Kash, Vice Chairman--Distribution and a director; William T. Sandalls, Jr., Senior Vice President and Chief Financial Officer; William F. Glavin, Jr., Vice President--Corporate Development; Mark N. Jacobs, Vice President, General Counsel and Secretary; Patrice M. Kozlowski, Vice President--Corporate Communications; Mary Beth Leibig, Vice President--Human Resources; Jeffrey N. Nachman, Vice President--Mutual Fund Accounting; Andrew S. Wasser, Vice President--Information Systems; Elvira Oslapas, Assistant Secretary; and Mandell L. Berman, Burton C. Borgelt, and Frank V. Cahouet, directors.


     The Manager manages the Fund's portfolio of investments in accordance with the stated policies of the Fund, subject to the approval of the Fund's Board. The Manager is responsible for investment decisions and provides the Fund with portfolio managers who are authorized by the Fund's Board to execute purchases and sales of securities. The Fund's portfolio managers are: Richard J. Moynihan, Joseph P. Darcy, A. Paul Disdier, Douglas Gaylor, Karen M. Hand, Stephen C. Kris, Jill C. Shaffro, Samuel J. Weinstock and Monica S. Wieboldt. The Manager also maintains a research department with a professional staff of portfolio managers and securities analysts who provide research services for the Fund as well as for other funds advised by the Manager. All purchases and sales are reported for the Board members' review at the meeting subsequent to such transactions.


     All expenses incurred in the operation of the Fund are borne by the Fund, except to the extent specifically assumed by the Manager. The expenses borne by the Fund include: taxes, interest, loan commitment fees, interest and distributions paid on securities sold short, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Manager, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of independent pricing services, costs of maintaining corporate existence, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of shareholders' reports and corporate meetings, costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders and any extraordinary expenses.



     The Manager maintains office facilities on behalf of the Fund, and furnishes statistical and research data, clerical help, accounting, data processing, bookkeeping and internal auditing and certain other required services to the Fund. The Manager also may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.

     As compensation for the Manager's services, the Fund pays the Manager a monthly management fee at the annual rate of .60 of 1% of the value of the Fund's average daily net assets. All fees and expenses are accrued daily and deducted before declaration of dividends to investors. The management fees paid to the Manager for the fiscal years ended May 31, 1994, 1995 and 1996 amounted to $10,861,852, $9,237,533 and $8,764,933, respectively.

     The Manager has agreed that if in any fiscal year the aggregate expenses of the Fund, exclusive of taxes, brokerage fees, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the management fee, exceed 1 1/2% of the value of the Fund's average net assets for the fiscal year, the Fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expense. Such deduction or payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis. During the fiscal year ended May 31, 1996, no expense reimbursements were made pursuant to such limitations.

     The aggregate of the fees payable to the Manager is not subject to reduction as the value of the Fund's net assets increases.


                       PURCHASE OF SHARES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Buy Shares."

     The Distributor. The Distributor serves as the Fund's distributor on a best efforts basis pursuant to an agreement which is renewable annually. The Distributor also acts as distributor for the other funds in the Dreyfus Family of Funds and for certain other investment companies. In some states, certain financial institutions effecting transactions in Fund shares may be required to register as dealers pursuant to state law.

     Transactions Through Securities Dealers. Fund shares may be purchased and redeemed through securities dealers which may charge a nominal transaction fee for such services. Some dealers will place Fund shares in an account with their firm. Dealers also may require that the customer not take physical delivery of stock certificates; the customer not request redemption checks to be issued in the customer's name; fractional shares not be purchased; monthly income distributions be taken in cash; or other conditions.

     There is no sales charge by the Fund or the Distributor, although securities dealers, banks and other institutions may make reasonable charges to investors for their services. The services provided and the applicable fees are established by each dealer or other institution acting independently of the Fund. The Fund has been given to understand that these fees may be charged for customer services, including, but not limited to, same-day investment of client funds; same-day access to client funds; advice to customers about the status of their accounts, yield currently being paid or income earned to date; provision of periodic account statements showing security and money market positions; other services available from the dealer, bank or other institution; and assistance with inquiries related to their investment. Any such fees will be deducted monthly from the investor's account, which on smaller accounts could constitute a substantial portion of distributions. Small, inactive, long-term accounts involving monthly service charges may not be in the best interest of investors. Investors should be aware that they may purchase Fund shares directly from the Fund without imposition of any maintenance or service charges, other than those already described herein.

     Dreyfus TeleTransfer Privilege. Dreyfus TeleTransfer purchase orders may be made at any time. Purchase orders received by 4:00 p.m., New York time, on any business day that Dreyfus Transfer, Inc., the Fund's transfer and dividend disbursing agent (the "Transfer Agent"), and the New York Stock Exchange are open for business will be credited to the shareholder's Fund account on the next bank business day following such purchase order. Purchase orders made after 4:00 p.m., New York time, on any business day the Transfer Agent and the New York Stock Exchange are open for business, or orders made on Saturday, Sunday or any Fund holiday (e.g., when the New York Stock Exchange is not open for business), will be credited to the shareholder's Fund account on the second bank business day following such purchase order. To qualify to use the Dreyfus TeleTransfer Privilege, the initial payment for purchase of Fund shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file. If the proceeds of a particular redemption are to be wired to an account at any other bank, the request must be in writing and signature-guaranteed. See "Redemption of Shares--Dreyfus TeleTransfer Privilege."

     Reopening an Account. An investor may reopen an account with a minimum investment of $100 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.


                   SHAREHOLDER SERVICES PLAN

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Shareholder Services Plan."

     The Fund has adopted a Shareholder Services Plan (the "Plan") pursuant to which the Fund reimburses Dreyfus Service Corporation for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such an answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts.

     A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Fund's Board for its review. In addition, the Plan provides that material amendments of the Plan must be approved by the Fund's Board, and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund and have no direct or indirect financial interest in the operation of the Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. The Plan is subject to annual approval by such vote of the Board members cast in person at a meeting called for the purpose of voting on the Plan. The Plan was last so approved on April 17, 1996. The Plan is terminable at any time by vote of a majority of the Board members who are not "interested persons" and have no direct or indirect financial interest in the operation of the Plan.

     For the fiscal year ended May 31, 1996, $377,878 was chargeable to the Fund under the Plan.


                      REDEMPTION OF SHARES


     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Redeem Shares."


     Redemption Fee. For shares acquired by purchase or exchange after May 9, 1997, the Fund will deduct a redemption fee equal to .10% of the net asset value of Fund shares redeemed (including redemptions through the use of the Fund Exchanges service) less than fifteen days following the issuance of such shares. The redemption fee will be deducted from the redemption proceeds and retained by the Fund.


     No redemption fee will be charged on the redemption or exchange of shares (1) through the Fund's Automatic Withdrawal Plan or Dreyfus Auto-Exchange Privilege, (2) through accounts that are reflected on the records of the Transfer Agent as omnibus accounts approved by Dreyfus Service Corporation, (3) through accounts established by securities dealers, banks or other financial institutions approved by Dreyfus Service Corporation that utilize the National Securities Clearing Corporation's networking system, or
(4) acquired through the reinvestment of dividends or capital gains distributions. The redemption fee may be waived, modified or terminated at any time.



     Check Redemption Privilege. An investor may indicate on the Account Application, Shareholder Services Form or by later written request that the Fund provide Redemption Checks ("Checks") drawn on the investor's Fund account. Checks will be sent only to the registered owner(s) of the account and only to the address of record. The Account Application, Shareholder Services Form or later written request must be manually signed by the registered owner(s). Checks may be made payable to the order of any person in an amount of $500 or more. When a Check is presented to the Transfer Agent for payment, the Transfer Agent, as the investor's agent, will cause the Fund to redeem a sufficient number of full or fractional shares in the investor's account to cover the amount of the Check. Dividends are earned until the Check clears. After clearance, a copy of the Check will be returned to the investor. Investors generally will be subject to the same rules and regulations that apply to checking accounts, although election of this Privilege creates only a shareholder-transfer agent relationship with the Transfer Agent.

     If the amount of the Check is greater than the value of the shares in an investor's account, the Check will be returned marked insufficient funds. Checks should not be used to close an account.

     Wire Redemption Privilege. By using this Privilege, the investor authorizes the Transfer Agent to act on wire or telephone redemption instructions from any person representing himself or herself to be the investor, and reasonably believed by the Transfer Agent to be genuine. Ordinarily, the Fund will initiate payment for shares redeemed pursuant to this Privilege on the next business day after receipt if the Transfer Agent receives the redemption request in proper form. Redemption proceeds ($1,000 minimum) will be transferred by Federal Reserve wire only to the commercial bank account specified by the investor on the Account Application or Shareholder Services Form, or to a correspondent bank if the investor's bank is not a member of the Federal Reserve System. Fees ordinarily are imposed by such bank usually are borne by the investor. Immediate notification by the correspondent bank to the investor's bank is necessary to avoid a delay in crediting the funds to the investor's bank account.

     Investors with access to telegraphic equipment may wire redemption requests to the Transfer Agent by employing the following transmittal code which may be used for domestic or overseas transmission:

                                        Transfer Agent's
          Transmittal Code              Answer Back Sign

              144295                    144295 TSSG PREP

     Investors who do not have direct access to telegraphic equipment may have the wire transmitted by contacting a TRT Cables operator at 1-800-654-7171, toll free. Investors should advise the operator that the above transmittal code must be used and should also inform the operator of the Transfer Agent's answer back sign.

     To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to the Transfer Agent. This request must be signed by each shareholder, with each signature guaranteed as described below under "Stock Certificates; Signatures."

     Dreyfus TeleTransfer Privilege. Investors should be aware that if they have selected the Dreyfus TeleTransfer Privilege, any request for a wire redemption will be effected as a Dreyfus TeleTransfer transaction through the Automated Clearing House ("ACH") system unless more prompt transmittal specifically is requested. Redemption proceeds will be on deposit in the investor's account at an ACH member bank ordinarily two business days after receipt of the redemption request. See "Purchase of Shares--Dreyfus TeleTransfer Privilege."

     Stock Certificates; Signatures. Any certificates representing Fund shares to be redeemed must be submitted with the redemption request. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor, and "Signature-Guaranteed" must appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature-guarantees, please call the telephone number listed on the cover.

     Redemption Commitment. The Fund has committed itself to pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period. Such commitment is irrevocable without the proper approval of the Securities and Exchange Commission. In the case of requests for redemption in excess of such amount, the Fund's Board reserves the right to make payments in whole or in part in securities (which may include non-marketable securities) or other assets of the Fund in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as the Fund's portfolio is valued. If the recipient sold such securities, brokerage charges might be incurred.

     Suspension of Redemptions. The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect the Fund's shareholders.


                      SHAREHOLDER SERVICES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Shareholder Services."


     Fund Exchanges. A .10% redemption fee will be charged upon an exchange of Fund shares where the exchange occurs less than 15 days following the issuance of such shares. Shares of other funds purchased by exchange will be purchased on the basis of relative net asset value per share as follows:



          A. Exchanges for shares of funds that are offered without a sales load will be made without a sales load.

          B. Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

          C. Shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.

          D. Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load and additional shares acquired through reinvestment of dividends or distributions of any such funds (collectively referred to herein as "Purchased Shares") may be exchanged for shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference will be deducted.

     To accomplish an exchange under item D above, shareholders must notify the Transfer Agent of their prior ownership of fund shares and their account number.


     To request an exchange, an investor must give exchange instructions to the Transfer Agent in writing or by telephone. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless the investor checks the applicable "No" box on the Account
Application, indicating that the investor specifically refuses this Privilege. By using the Telephone Exchange Privilege, the investor authorizes the Transfer Agent to act on telephonic instructions (including over The Dreyfus TouchRegistration Mark automated telephone system) from any person representing himself or herself to be the investor, or a representative of the investor's Service Agent, and reasonably believed by the Transfer Agent to be genuine. Telephone exchanges may be subject to limitations as to the amount involved or the number of telephone exchanges permitted. Shares issued in certificate form are not eligible for telephone exchange.



     To establish a personal retirement plan by exchange, shares of the fund being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made. For Dreyfus-sponsored Keogh Plans, IRAs and IRAs set up under a Simplified Employee Pension Plan ("SEP-IRAs") with only one participant, the minimum initial investment is $750. To exchange shares held in corporate plans, 403(b)(7) Plans and SEP-IRAs with more than one participant, the minimum initial investment is $100 if the plan has at least $2,500 invested among the funds in the Dreyfus Family of Funds. To exchange shares held in personal retirement plans, the shares exchanged must have a current value of at least $100.

     Dreyfus Auto-Exchange Privilege. Dreyfus Auto-Exchange Privilege permits an investor to purchase, in exchange for shares of the Fund, shares of another fund in the Dreyfus Family of Funds. This Privilege is available only for existing accounts. Shares will be exchanged on the basis of relative net asset value as described above under "Fund Exchanges." Enrollment in or modification or cancellation of this Privilege is effective three business days following notification by the investor. An investor will be notified if his account falls below the amount designated to be exchanged under this Privilege. In this case, an investor's account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Auto-Exchange transaction. Shares held under IRA and other retirement plans are eligible for this Privilege. Exchanges of IRA shares may be made between IRA accounts and from regular accounts to IRA accounts, but not from IRA accounts to regular accounts. With respect to all other retirement accounts, exchanges may be made only among those accounts.

     Fund Exchanges and the Dreyfus Auto-Exchange Privilege are available to shareholders resident in any state in which shares of the fund being acquired may legally be sold. Shares may be exchanged only between accounts having identical names and other identifying designations.

     Shareholder Services Forms and prospectuses of the other funds may be obtained by calling 1-800-645-6561. The Fund reserves the right to reject any exchange request in whole or in part. The Fund Exchanges service or Dreyfus Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

     Automatic Withdrawal Plan. The Automatic Withdrawal Plan permits an investor with a $5,000 minimum account to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis. Withdrawal payments are the proceeds from sales of Fund shares, not the yield on the shares. If withdrawal payments exceed reinvested dividends and distri butions, the investor's shares will be reduced and eventually may be depleted. Automatic Withdrawal may be terminated at any time by the investor, the Fund or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.

     Dreyfus Dividend Sweep. Dreyfus Dividend Sweep allows investors to invest automatically their dividends or dividends and capital gain distributions, if any, from the Fund in shares of another fund in the Dreyfus Family of Funds of which the investor is a shareholder. Shares of other funds purchased pursuant to this privilege will be purchased on the basis of relative net asset value per share as follows:

          A. Dividends and distributions paid by a fund may be invested without imposition of a sales load in shares of other funds that are offered without a sales load.

          B. Dividends and distributions paid by a fund which does not charge a sales load may be invested in shares of other funds sold with a sales load, and the applicable sales load will be deducted.

          C. Dividends and distributions paid by a fund which charges a sales load may be invested in shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or distributions are being swept, without giving effect to any reduced loads, the difference will be deducted.

          D. Dividends and distributions paid by a fund may be invested in shares of other funds that impose a contingent deferred sales charge ("CDSC") and the applicable CDSC, if any, will be imposed upon redemption of such shares.


                DETERMINATION OF NET ASSET VALUE

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Buy Shares."

     Valuation of Portfolio Securities. The Fund's investments are valued each business day by an independent pricing service (the "Service") approved by the Fund's Board. When, in the judgment of the Service, quoted bid prices for investments are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal bonds of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Service may employ electronic data processing techniques and/or a matrix system to determine valuations. The Service's procedures are reviewed by the Fund's officers under the general supervision of the Fund's Board. Expenses and fees, including the management fee (reduced by the expense limitation, if any), are accrued daily and are taken into account for the purpose of determining the net asset value of Fund shares.

     New York Stock Exchange Closings. The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.


               DIVIDENDS, DISTRIBUTIONS AND TAXES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Dividends, Distributions and Taxes."

     Management believes that the Fund has qualified as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), for the fiscal year ended May 31, 1996 and the Fund intends to continue to so qualify, if such qualification is in the best interests of its shareholders. To qualify as a regulated investment company, the Fund must distribute at least 90% of its net income (consisting of net investment income from tax exempt obligations and net short-term capital gains) to its shareholders, must derive less than 30% of its annual gross income from gain on the sale of securities held for less than three months, and must meet certain asset diversification and other requirements. Accordingly, the Fund may be restricted in the selling of securities held for less than three months. The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.

     The Code provides that if a shareholder has not held his shares for more than six months (or such shorter period as the Internal Revenue Service may prescribe by regulation) and has received an exempt-interest dividend with respect to such shares, any loss incurred on the sale of such shares will be disallowed to the extent of the exempt-interest dividend received. In addition, any dividend or distribution paid shortly after an investor's purchase may have the effect of reducing the net asset value of his shares below the cost of his investment. Such a distribution would be a return on investment in an economic sense although taxable as stated under "Dividends, Distributions and Taxes" in the Prospectus.

     If, at the close of each quarter of its taxable year, at least 50% of the value of the Fund's total assets consists of Federal tax exempt obligations, the Fund may designate and pay Federal exempt-interest dividends from interest earned on all such tax exempt obligations. Such exempt-interest dividends may be excluded by shareholders of the Fund from their gross income for Federal income tax purposes. Dividends derived from taxable investments, together with distributions from any net realized short-term securities gains, generally are taxable as ordinary income for Federal income tax purposes whether or not reinvested. Distributions from net realized long-term securities gains generally are taxable as long-term capital gains to a shareholder who is a citizen or resident of the United States, whether or not reinvested and regardless of the length of time the shareholder has held his shares.

     If, at the close of each quarter of its taxable year, at least 50% of the value of the Fund's total assets consists of obligations which, when held by an individual, the interest therefrom is exempt from California personal income tax, and if the Fund qualifies as a management company under the California Revenue and Taxation Code, then the Fund will be qualified to pay dividends to its shareholders that are exempt from California personal income tax (but not from California franchise tax) ("California exempt-interest dividends"). However, the total amount of California exempt-interest dividends paid by the Fund to a non-corporate shareholder with respect to any taxable year cannot exceed such shareholder's pro rata share of interest received by the Fund during such year that is exempt from California taxation less any expenses and expenditures deemed to have been paid from such interest.

     For shareholders subject to California personal income tax, exempt-interest dividends derived from California Municipal Obligations will not be subject to the California personal income tax. Distributions from net realized short-term capital gains to California resident shareholders will be subject to the California personal income tax as ordinary income. Distributions from net realized long-term capital gains may constitute long-term capital gains for individual California resident shareholders. Unlike under Federal tax law, the Fund's shareholders will not be subject to California personal income tax, or receive a credit for California taxes paid by the Fund, on undistributed capital gains. In addition, California tax law does not consider any portion of the exempt-interest dividends paid, an item of tax preference for the purposes of computing the California alternative minimum tax.

     Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gain or loss. However, all or a portion of the gain realized from the disposition of certain market discount bonds will be treated as ordinary income under Section 1276 of the Code. In addition, all or a portion of the gain realized from engaging in "conversion transactions" may be treated as ordinary income under Section 1258 of the Code.
"Conversion transactions" are defined to include certain forward, futures, option and "straddle" transactions, transactions marketed or sold to produce capital gains, or transactions described in Treasury regulations to be issued in the future.

     Under Section 1256 of the Code, gain or loss realized by the Fund from certain financial futures and options transactions will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon exercise or lapse of such futures and options as well as from closing transactions. In addition, any such futures or options remaining unexercised at the end of the Fund's taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to the Fund characterized in the manner described above.

     Offsetting positions held by the Fund involving certain financial futures contracts or options transactions may be considered, for tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Sections 1092 and 1258 of the Code, which, in certain circumstances, overrides or modifies the provisions of
Section 1256 of the Code. As such, all or a portion of any short or long-term capital gain from certain "straddle" and/or conversion transactions may be recharacterized as ordinary income.

     If the Fund were treated as entering into "straddles" by reason of its engaging in financial futures contracts or options transactions, such "straddles" would be characterized as "mixed straddles" if the futures or options comprising a part of such "straddles" were governed by Section 1256 of the Code. The Fund may make one or more elections with respect to "mixed straddles." If no election is made, to the extent the straddle rules apply to positions established by the Fund, losses realized by the Fund will be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be recharacterized as short-term capital gain or ordinary income.

     Investment by the Fund in securities issued at a discount or providing for deferred interest or for payment of interest in the form of additional obligations could, under special tax rules, affect the amount, timing and character of distributions to shareholders. For example, the Fund could be required to take into account annually a portion of the discount (or deemed discount) at which such securities were issued and to distribute such portion in order to maintain its qualification as a regulated investment company. In such case, the Fund may have to dispose of securities which it might otherwise have continued to hold in order to generate cash to satisfy these distribution requirements.


                     PORTFOLIO TRANSACTIONS

     Portfolio securities ordinarily are purchased from and sold to parties acting as either principal or agent. Newly-issued securities ordinarily are purchased directly from the issuer or from an underwriter; other purchases and sales usually are placed with those dealers from which it appears that the best price or execution will be obtained. Usually no brokerage commissions, as such, are paid by the Fund for such purchases and sales, al though the price paid usually includes an undisclosed compensation to the dealer acting as agent. The prices paid to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter, and purchases of after-market securities from dealers ordinarily are executed at a price between the bid and asked price. No brokerage commissions have been paid by the Fund to date.

     Transactions are allocated to various dealers by the Fund's portfolio managers in their best judgment. The primary consideration is prompt and effective execution of orders at the most favorable price. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable the Manager to supplement its own research and analysis with the views and information of other securities firms.

     Research services furnished by brokers through which the Fund effects securities transactions may be used by the Manager in advising other funds it advises and, conversely, research services furnished to the Manager by brokers in connection with other funds the Manager advises may be used by the Manager in advising the Fund. Although it is not possible to place a dollar value on these services, it is the opinion of the Manager that the receipt and study of such services should not reduce the overall expenses of its research department.


                    PERFORMANCE INFORMATION

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Performance Information."

     The Fund's current yield for the 30-day period ended May 31, 1996 was 5.15%. Current yield is computed pursuant to a formula which operates as follows: the amount of the Fund's expenses accrued for the 30-day period is subtracted from the amount of the dividends and interest earned (computed in accordance with regulatory requirements) by the Fund during the period. That result is then divided by the product of: (a) the average daily number of shares outstanding during the period that were entitled to receive dividends and distributions, and (b) the net asset value per share on the last day of the period less any undistributed earned income per share reasonably expected to be declared as a dividend shortly thereafter. The quotient is then added to 1, and that sum is raised to the 6th power, after which 1 is subtracted. The current yield is then arrived at by multiplying the result by 2.

     Based upon a combined 1996 Federal and California personal income tax rate of 46.24%, the Fund's tax equivalent yield for the 30-day period ended May 31, 1996 was 9.58%. Tax equivalent yield is computed by dividing that portion of the current yield (calculated as described above) which is tax exempt by 1 minus a stated tax rate and adding the quotient to that portion, if any, of the yield of the Fund that is not tax exempt.

     The tax equivalent yield quoted above represents the application of the highest Federal and State of California marginal personal income tax rates presently in effect. For Federal personal income tax purposes, a 39.6% tax rate has been used. For California personal income tax purposes, an 11% tax rate has been used. The tax equivalent figure, however, does not include the potential effect of any local (including, but not limited to, county, district or city) taxes, including applicable surcharges. In addition, there may be pending legislation which could affect such stated tax rates or yield. Each investor should consult its tax adviser, and consider its own factual circumstances and applicable tax laws, in order to ascertain the relevant tax equivalent yield.

     The Fund's average annual total return for the 1, 5 and 10 year periods ended May 31, 1996 was 1.58%, 5.51% and 6.42%, respectively. Average annual total return is calculated by determining the ending redeemable value of an investment purchased with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result.

     The Fund's total return for the period July 26, 1983 to May 31, 1996 was 158.31%. Total return is calculated by subtracting the amount of the Fund's net asset value per share at the beginning of a stated period from the net asset value per share at the end of the period (after giving effect to the reinvestment of dividends and distributions during the period), and dividing the result by the net asset value per share at the beginning of the period.

     From time to time, the Fund may use hypothetical tax equivalent yields or charts in its advertising. These hypothetical yields or charts will be used for illustrative purposes only and are not representative of the Fund's past or future performance.

     From time to time, advertising materials for the Fund may refer to or discuss then-current or past economic conditions, developments and/or events, actual or proposed tax legislation, or to statistical or other information concerning trends relating to investment companies, as compiled by industry associations such as the Investment Company Institute. From time to time, advertising materials for the Fund also may refer to Morningstar ratings and related analyses supporting the ratings.


                   INFORMATION ABOUT THE FUND

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "General Information."

     Each Fund share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and nonassessable. Fund shares are of one class and have equal rights as to dividends and in liquidation. Shares have no preemptive, subscription or conversion rights and are freely transferable.

     The Fund sends annual and semi-annual financial statements to all its shareholders.


       TRANSFER AND DIVIDEND DISBURSING AGENT, CUSTODIAN,
                COUNSEL AND INDEPENDENT AUDITORS

     Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, P.O. Box 9671, Providence, Rhode Island 02940-9671, is the Fund's transfer and dividend disbursing agent. Under a transfer agency agreement with the Fund, the Transfer Agent arranges for the maintenance of shareholder account records for the Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, and is reimbursed for certain out-of-pocket expenses. For the period December 1, 1995 (effective date of transfer agency agreement) through May 31, 1996, the Fund paid the Transfer Agent $216,265. The Bank of New York, 90 Washington Street, New York, New York 10286, is the Fund's custodian. Neither the Transfer Agent nor The Bank of New York has any part in determining the investment policies of the Fund or which portfolio securities are to be purchased or sold by the Fund.


     Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4925, as counsel for the Fund, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares being sold pursuant to the Fund's Prospectus.



     Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, independent auditors, have been selected as independent auditors of the Fund.

                           APPENDIX A

         INVESTING IN CALIFORNIA MUNICIPAL OBLIGATIONS

     Certain California (the "State") constitutional amendments, legislative measures, executive orders, civil actions and voter initiatives, as well as the general financial condition of the State, could adversely affect the ability of issuers of California Municipal Obligations to pay interest and principal on such obligations. The following information constitutes only a brief summary, does not purport to be a complete description, and is based on information drawn from official statements relating to securities offerings of the State of California and various local agencies, available as of the date of this Statement of Additional Information. While the Fund has not independently verified such information, it has no reason to believe that such information is not correct in all material respects.

     Recent Developments. From mid-1990 to late 1993, the State suffered a recession with the worst economic, fiscal and budget conditions since the 1930s. Construction, manufacturing (especially aerospace), exports and financial services, among others, were all severely affected. Job losses have been the worst of any post-war recession. Unemployment reached 10.1% in January 1994, but fell sharply to 7.7% in October and November 1994. According to the State's Department of Finance, recovery from the recession in California began in 1994.

     The recession seriously affected State tax revenues, which basically mirror economic conditions. It also has caused increased expenditures for health and welfare programs. The State also has been facing a structural imbalance in its budget with the largest programs supported by the General Fund (K-12 schools and community colleges, health and welfare, and corrections) growing at rates higher than the growth rates for the principal revenue sources of the General Fund. As a result, the State experienced recurring budget deficits in the late 1980s and early 1990s. The State Controller reported that expenditures exceeded revenues for four of the five fiscal years ending with 1991-92. The State had an operating surplus of approximately $109 million in 1992-93 and $836 million in 1993-94. However, at June 30, 1994, according to the Department of Finance, the State's Special Fund for Economic Uncertainties ("SFEU") still had a deficit, on a budget basis, of approximately $1.8 billion.

     The accumulated budget deficits over the past several years, together with expenditures for school funding which have not been reflected in the budget, and reduction of available internal borrowable funds, have combined to significantly deplete the State's cash resources to pay its ongoing expenses. In order to meet its cash needs, the State has had to rely for several years on a series of external borrowings, including borrowings past the end of a fiscal year. Such borrowings are expected to continue in future fiscal years. To meet its cash flow needs in the 1994-95 fiscal year the State issued, in July and August 1994, $4.0 billion of revenue anticipation warrants which mature on April 25, 1996, and $3.0 billion of revenue anticipation notes which matured on June 28, 1995.

     As a result of the deterioration in the State's budget and cash situation, the rating agencies reduced the State's credit ratings. Between October 1991 and July 1994, the rating on the State's general obligation bonds was reduced by S&P from "AAA" to "A," by Moody's from "Aaa" to "A1" and by Fitch from "AAA" to "A."

     The 1994-95 Fiscal Year Budget (as updated in the January 10, 1995 Governor's Budget) projected $42.4 billion of General Fund revenues and transfers and $41.7 billion of budgeted expenditures. In addition, the 1994-95 Budget Act anticipated deferring retirement of about $1 billion of the accumulated budget deficit to the 1995-96 fiscal year when it is intended to be fully retired by June 30, 1996.

     The Governor's Budget for 1995-96 proposed General Fund revenues and transfers of $42.5 billion and expenditures of $41.7 billion, which was estimated to leave a balance of approximately $92 million in the budget reserve, the SFEU, at June 30, 1996 after repayment of the accumulated budget deficits. The Budget proposal was based on a number of assumptions, including receipt of $830 million from the Federal government to offset costs of undocumented and refugee immigrants.

     On December 6, 1994, Orange County, California (the "County"), together with its pooled investment funds (the "County Funds") filed for protection under Chapter 9 of the Federal Bankruptcy Code, after reports that the County Funds had suffered significant market losses in their investments, causing a liquidity crisis for the County Funds and the County. More than 200 other public entities, most of which, but not all, are located in the County, were also depositors in the County Funds. As of mid-January 1995, following a restructuring of most of the County Funds' assets to increase their liquidity and reduce their exposure to interest rate increases, the County estimated the County Funds' loss at about $1.69 billion, or about 23% of their initial deposits of approximately $7.5 billion. Many of the entities which deposited monies in the County Funds, including the County, faced interim and/or extended cash flow difficulties because of the bankruptcy filing and may be required to reduce programs or capital projects. The County has embarked on a fiscal recovery plan based on sharp reductions in services and personnel, and rescheduling of outstanding short term debt using certain new revenues transferred to the County from other local governments pursuant to special legislation enacted in October 1995.

     The State has no existing obligation with respect to any outstanding obligations or securities of the County or any of the other participating entities. However, in the event the County is unable to maintain county administered State programs because of insufficient resources, it may be necessary for the State to intervene, but the State cannot presently predict what, if any, action may occur.

     On January 17, 1994, an earthquake of the magnitude of an estimated 6.8 on the Richter Scale struck Los Angeles causing significant damage to public and private structures and facilities. Although some individuals and businesses suffered losses totaling in the billions of dollars, the overall effect of the earthquake on the regional and State economy is not expected to be serious.

     State Finances. State moneys are segregated into the General Fund and approximately 600 Special Funds. The General Fund consists of the revenues received into the State Treasury and earnings from State investments, which are not required by law to be credited to any other fund. The General Fund is the principal operating fund for the majority of governmental activities and is the depository of most major State revenue sources.

     The SFEU is funded with General Fund revenues and was established to protect the State from unforeseen reduced levels of revenues and/or unanticipated expenditure increases. Amounts in the SFEU may be transferred by the Controller as necessary to meet cash needs of the General Fund. The Controller is required to return moneys so transferred without payment of interest as soon as there are sufficient moneys in the General Fund. For budgeting and accounting purposes, any appropriation made from the SFEU is deemed an appropriation from the General Fund. For year-end reporting purposes, the Controller is required to add the balance in the SFEU to the balance in the General Fund so as to show the total monies then available for General Fund purposes.

     Inter-fund borrowing has been used for many years to meet temporary imbalances of receipts and disbursements in the General Fund. As of June 30, 1994, the General Fund had outstanding loans in the aggregate principal amount of $43 million to the General Fund from the SFEU and outstanding loans in the aggregate principal amount of $5.2 billion, which consisted of $4.0 billion of internal loans to the General Fund from the SFEU and other Special Funds and $1.2 billion of external loans represented by the 1994 revenue anticipation warrants.

     Articles XIIIA and XIIIB to the State Constitution and Other Revenue Law Changes. Prior to 1977, revenues of the State government experienced significant growth primarily as a result of inflation and continuous expansion of the tax base of the State. In 1978, State voters approved an amendment to the State Constitution known as Proposition 13, which added
Article XIIIA to the State Constitution, reducing ad valorem local property taxes by more than 50%. In addition, Article XIIIA provides that additional taxes may be levied by cities, counties and special districts only upon approval of not less than a two-thirds vote of the "qualified electors" of such district, and requires not less than a two-thirds vote of each of the two houses of the State Legislature to enact any changes in State taxes for the purpose of increasing revenues, whether by increased rate or changes in methods of computation.

     Primarily as a result of the reductions in local property tax revenues received by local governments following the passage of Proposition 13, the Legislature undertook to provide assistance to such governments by substantially increasing expenditures from the General Fund for that purpose beginning in the 1978-79 fiscal year. In recent years, in addition to such increased expenditures, the indexing of personal income tax rates (to adjust such rates for the effects of inflation), the elimination of certain inheritance and gift taxes and the increase of exemption levels for certain other such taxes had a moderating impact on the growth in State revenues. In addition, the State has increased expenditures by providing a variety of tax credits, including renters' and senior citizens' credits and energy credits.

     The State is subject to an annual "appropriations limit" imposed by
Article XIIIB of the State Constitution adopted in 1979. Article XIIIB prohibits the State from spending "appropriations subject to limitation" in excess of the appropriations limit imposed. "Appropriations subject to limitations" are authorizations to spend "proceeds of taxes," which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed "the cost reasonably borne by such entity in providing the regulation, product or service." One of the exclusions from these limitations is "debt service" (defined as "appropriations required to pay the cost of interest and redemption charges, including the funding of any reserve or sinking fund required in connection therewith, on indebtedness existing or legally authorized as of January 1, 1979 or on bonded indebtedness thereafter approved" by the voters). In addition, appropriations required to comply with mandates of courts or the Federal government and, pursuant to Proposition 111 enacted in June 1990, appropriations for qualified capital outlay projects and appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels are not included as appropriations subject to limitation. In addition, a number of recent initiatives were structured or proposed to create new tax revenues dedicated to certain specific uses, with such new taxes expressly exempted from the Article XIIIB limits (e.g., increased cigarette and tobacco taxes enacted by Proposition 99 in 1988). The appropriations limit also may be exceeded in cases of emergency. However, unless the emergency arises from civil disturbance or natural disaster declared by the Governor, and the appropriations are approved by two-thirds of the Legislature, the appropriations limit for the next three years must be reduced by the amount of the excess.

     The State's appropriations limit in each year is based on the limit for the prior year, adjusted annually for changes in California per capita personal income and changes in population, and adjusted, when applicable, for any transfer of financial responsibility of providing services to or from another unit of government. The measurement of change in population is a blended average of statewide overall population growth, and change in attendance at local school and community college ("K-14") districts. As amended by Proposition 111, the appropriations limit is tested over consecutive two-year periods. Any excess of the aggregate "proceeds of taxes" received over such two-year periods above the combined appropriations limits for those two years is divided equally between transfers to K-14 districts and refunds to taxpayers.

     As originally enacted in 1979, the State's appropriations limit was based on its 1978-79 fiscal year authorizations to expend proceeds of taxes and was adjusted annually to reflect changes in cost of living and population (using different definitions, which were modified by Proposition 111). Commencing with the 1991-92 fiscal year, the State's appropriations limit is adjusted annually based on the actual 1986-87 limit, and as if Proposition 111 had been in effect. The State Legislature has enacted legislation to implement Article XIIIB which defines certain terms used in Article XIIIB and sets forth the methods for determining the State's appropriations limit. Government Code Section 7912 requires an estimate of the State's appropriations limit to be included in the Governor's Budget, and thereafter to be subject to the budget process and established in the Budget Act.

     For the 1990-91 fiscal year, the State appropriations limit was $32.7 billion, and appropriations subject to limitation were $7.51 billion under the limit. The limit for the 1991-92 fiscal year was $34.2 billion, and appropriations subject to limitations were $3.8 billion under the limit. The limit for the 1992-93 fiscal year was $35.01 billion, and the appropriations subject to limitation were $7.53 billion under the limit. The limit for the 1993-94 fiscal year was $36.60 billion, and the appropriations subject to limitation were $6.74 billion under the limit. The limit for the 1994-95 fiscal year was $37.55 billion, and the appropriations subject to limitations were $5.93 billion under the limit. The estimated limit for the 1995-96 fiscal year is $39.31 billion, and the appropriations subject to limitations are estimated to be $6.47 billion under the limit.

     In November 1988, State voters approved Proposition 98, which changed State funding of public education below the university level and the operation of the State's appropriations limit, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. Under Proposition 98 (as modified by Proposition 111, which was enacted in June 1990), K-14 schools are guaranteed the greater of (a) 40.3% of General Fund revenues ("Test 1"),
(b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in the cost of living (measured as in Article XIIIB by reference to California per capita personal income) and enrollment ("Test 2"), or (c) a third test, which would replace the second test in any year when the percentage growth in per capita General Fund revenues from the prior year plus .5% is less than the percentage growth in California per capita personal income ("Test 3"). Under "Test 3," schools would receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor. If "Test 3" is used in any year, the difference between "Test 3" and "Test 2" would become a "credit" to schools which would be the basis of payments in future years when per capita General Fund revenue growth exceeds per capita personal income growth.

     Proposition 98 permits the Legislature by two-thirds vote of both houses, with the Governor's concurrence, to suspend the K-14 schools' minimum funding formula for a one-year period. In the fall of 1989, the Legislature and the Governor utilized this provision to avoid having 40.3% of revenues generated by a special supplemental sales tax enacted for earthquake relief go to K-14 schools. Proposition 98 also contains provisions transferring certain State tax revenues in excess of the Article XIIIB limit to K-14 schools.

     The 1991-92 Budget Act, applying "Test 2" of Proposition 98, appropriated approximately $18.5 billion for K-14 schools pursuant to Proposition 98. During the course of the fiscal year, revenues proved to be substantially below expectations. By the time the Governor's Budget was introduced in January 1992, it became clear that per capita growth in General Fund revenues for 1991-92 would be far smaller than the growth in California per capita personal income and the Governor's Budget therefore reflected a reduction in Proposition 98 funding in 1991-92 by applying "Test 3" rather than "Test 2."

     In response to the changing revenue situation and to fully fund the Proposition 98 guarantee in both the 1991-92 and 1992-93 fiscal years without exceeding it, the Legislature enacted several bills as part of the 1992-93 budget package which responded to the fiscal crisis in education funding. Fiscal year 1991-92 Proposition 98 appropriations for K-14 schools were reduced by $1.083 billion. In order to not adversely impact cash received by school districts, however, a short-term loan was appropriated from the non-Proposition 98 State General Fund. The Legislature then appropriated $16.6 billion to K-14 schools for 1992-93 (the minimum guaranteed by Proposition
98), but designated $1.083 billion of this amount to "repay" the prior year loan, thereby reducing cash outlays in 1992-93 by that amount. In addition to reducing the 1991-92 fiscal year appropriations for K-14 schools by $1.083 billion and converting the amount to a loan (the "inter-year adjustment"), Chapter 703, Statutes of 1992 also made an adjustment to "Test 1," based on the additional $1.2 billion of local property taxes that were shifted to schools and community colleges. The "Test 1" percentage changed from 40% to 37%. Additionally, Chapter 703 contained a provision that if an appellate court should determine that the "Test 1" recalculation or the inter-year adjustment is unconstitutional, unenforceable or invalid, Proposition 98 would be suspended for the 1992-93 fiscal year, with the result that K-14 schools would receive the amount intended by the 1992-93 Budget Act compromise.

     The State Controller stated in October 1992 that, because of a drafting error in Chapter 703, he could not implement the $1.083 billion reduction of the 1991-92 school funding appropriation, which was part of the inter-year adjustment. The Legislature untimely enacted corrective legislation as part of the 1993-94 Budget package to implement the $1.083 billion inter-year adjustment as originally intended.

     In the 1992-93 Budget Act, a new loan of $732 million was made to K-12 schools in order to maintain per-average daily attendance ("ADA") funding at the same level as 1991-92, at $4,187. An additional loan of $241 million was made to community college districts. These loans are to be repaid from future Proposition 98 entitlements. (The teachers' organization lawsuit also seeks to declare invalid the provision making the $732 million a loan "repayable" from future years' Proposition 98 funds. Including both State and local funds, and adjusting for the loans and repayments, on a cash basis, total Proposition 98 K-12 funding in 1992-93 increased to $21.5 billion, 2.4% more than the amount in 1992-93 ($21.0 billion).

     Based on revised State tax revenues and estimated decreased reported pupil enrollment, the 1993-94 Budget Act projected that the 1992-93 Proposition 98 Budget Act appropriations of $16.6 billion exceeded a revised minimum guarantee by $313 million. As a result, the 1993-94 Budget Act reverted $25 million in 1992-93 appropriations to the General Fund. Limiting the reversion to this amount ensures that per ADA funding for general purposes will remain at the prior year level of $4,217 per pupil. The 1993-94 Governor's Budget subsequently proposed deficiency funding of $121 million for school apportionments and special education, increasing funding per pupil in 1992-93 to $4,244. The 1993-94 Budget Act also designated $98 million in 1992-93 appropriations toward satisfying prior years' guarantee levels, an obligation that resulted primarily from updating State tax revenues for 1991-92, and designates $190 million as a loan repayable from 1993-94 funding.

     The 1993-94 Budget Act projected the Proposition 98 minimum funding level at $13.5 billion based on the "Test 3" calculation where the guarantee is determined by the change in per capita growth in General Fund revenues, which are projected to decrease on a year-over-year basis. This amount also takes into account increased property taxes transferred to school districts from other local governments.

     Legislation accompanying the 1993-94 Budget Act (Chapter 66/93) provided a new loan of $609 million to K-12 schools in order to maintain per ADA funding at $4,217 and a loan of $178 million to community colleges. These loans have been combined with the K-14 1992-93 loans into one loan totalling $1.760 billion. Repayment of this loan would be from future years' Proposition 98 entitlements, and would be conditioned on maintaining current funding levels per pupil for K-12 schools. Chapter 66 also reduced the "Test 1" percentage to 35% to reflect the property tax shift among local government agencies.

     The 1994-95 Budget Act appropriated $14.4 billion of Proposition 98 funds for K-14 schools based on Test 2. This exceeded the minimum Proposition 98 guarantee by $8 million to maintain K-12 funding per pupil at $4,217. Based upon updated State revenues, growth rates and inflation factors, the 1994-95 Budget Act appropriated an additional $286 million within Proposition 98 for the 1993-94 fiscal year, to reflect a need in appropriations for school districts and county offices of education, as well as an anticipated deficiency in special education fundings. These and other minor appropriation adjustments increased the 1993-94 Proposition 98 guarantee to $13.8 billion, which exceeded the minimum guarantee in that year by $272 million and provided per pupil funding of $4,225.

     The 1995-96 Governor's Budget adjusted the 1993-94 minimum guarantee to reflect changes in enrollment and inflation, and 1993-94 Proposition 98 appropriations were increased to $14.1 billion, primarily to reflect changes in the statutory continuous appropriation for apportionments. The revised appropriations exceeded the minimum guarantee by $32 million. This appropriation level still provided per-pupil funding of $4,225.

     The 1994-95 Proposition 98 minimum guarantee also has been adjusted for changes in factors described above, and was calculated to be $14.9 billion. Within the minimum guarantee, the dollars per pupil were maintained at the prior year's level; consequently, the 1994-95 minimum guarantee included a loan repayment of $135 million, and the per-pupil funding increased to $4,231.

     The 1995-96 Governor's Budget proposes to appropriate $15.9 billion of Proposition 98 funds to K-14 to meet the guarantee level. Included within the guarantee is a loan repayment of $379 million for the combined outstanding loans of $1.76 billion. Funding per pupil is estimated to increase by $61 over 1994-95 to $4,292.

     Sources of Tax Revenue. The California personal income tax, which in 1994-95 contributed about 43% of General Fund revenues, is closely modeled after the Federal income tax law. It is imposed on net taxable income (gross income less exclusions and deductions). The tax is progressive with rates ranging from 1% to 9.3%. Personal, dependent, and other credits are allowed against the gross tax liability. In addition, taxpayers may be subject to an alternative minimum tax ("AMT") which is much like the Federal AMT. This is designed to ensure that excessive use of tax preferences does not reduce taxpayers' liabilities below some minimum level. Legislation enacted in July 1991 added two new marginal tax rates, at 10% and 11%, effective for tax years 1991 through 1995.

     The personal income tax is adjusted annually by the change in the consumer price index to prevent taxpayers from being pushed into higher tax brackets without a real increase in income.

     The sales tax is imposed upon retailers for the privilege of selling tangible personal property in California. Most retail sales and leases are subject to the tax. However, exemptions have been provided for certain essentials such as food for home consumption, prescription drugs, gas, electricity and water. Sales tax accounted for about 34% of General Fund revenue in 1994-95. Bank and corporation tax revenues comprised about 13% of General Fund revenue in 1994-95. In 1989, Proposition 99 added a 25 cents per pack excise tax on cigarettes, and a new equivalent excise tax on other tobacco products. Legislation enacted in 1993 added an additional 2 cents per pack for the purpose of funding breast cancer research.

     General Financial Condition of the State. In the years following enactment of the Federal Tax Reform Act of 1986, and conforming changes to the State's tax laws, taxpayer behavior became more difficult to predict, and the State experienced a series of fiscal years in which revenue came in significantly higher or lower than original estimates. The 1989-90 fiscal year ended with revenues below estimates and the SFEU was fully depleted by June 30, 1990. This date essentially coincided with the date of the most recent recession, and the State subsequently accumulated a budget deficit in the SFEU approaching $2.8 billion at its peak. The State's budget problems in recent years also have been caused by a structural imbalance which has been identified by the current and previous Administrations. The largest General Fund programs -- K-14 education, health, welfare and corrections -- were increasing faster than the revenue base, driven by the State's rapid population increases.

     Starting in the 1990-91 fiscal year, each budget required multibillion dollar actions to bring projected revenues and expenditures into balance and to close large "budget gaps" which were identified. The Legislature and Governor eventually agreed on significant cuts in program expenditures, some transfers of program responsibilities and funding from the State to local governments, revenue increases (particularly in the 1991-92 fiscal year budget), and various one-time adjustments and accounting changes. However, as the recession took hold and deepened after the summer of 1990, revenues dropped sharply and expenditures for health and welfare programs increased as job losses mounted, so that the State ended each of the 1990-91 and 1991-92 fiscal years with an unanticipated deficit in the budget reserve, the SFEU, as compared to projected positive balances.

     As a result of the revenue shortfalls accumulating for the previous two fiscal years, the Controller in April 1992 indicated that cash resources (including borrowing from Special Funds) would not be sufficient to meet all General Fund obligations due on June 30 and July 1, 1992. On June 25, 1992, the Controller issued $475 million of 1992 Revenue Anticipation Warrants (the "1992 Warrants") in order to provide funds to cover all necessary payments from the General Fund at the end of the 1991-92 fiscal year and on July 1, 1992. The 1992 Warrants were paid on July 24, 1992. In addition to the 1992 Warrants, the Controller reported that as of June 30, 1992, the General Fund had borrowed $1.336 billion from the SFEU and $4.699 billion from other Special Funds, using all but about $183 million of borrowable cash resources.

     To balance the 1992-93 Governor's Budget, program reductions totalling $4.365 billion and a revenue and transfer increase of $872 million were proposed for the 1991-92 and 1992-93 fiscal years. Economic performance in the State continued to be sluggish after the 1992-93 Governor's Budget was prepared. By the time of the "May Revision," issued on May 20, 1992, the Administration estimated that the 1992-93 Budget needed to address a gap of about $7.9 billion, much of which was needed to repay the accumulated budget deficits of the previous two years.

     The severity of the budget actions needed led to a long delay in adopting the budget. With the failure to enact a budget by July 1, 1992, the State had no legal authority to pay many of its vendors until the budget was passed. Starting on July 1, 1992, the Controller was required to issue "registered warrants" in lieu of normal warrants backed by cash to pay many State obligations. Available cash was used to pay constitutionally mandated and priority obligations, such as debt service on bonds and revenue anticipation warrants. Between July 1 and September 4, 1992, the Controller issued an aggregate of approximately $3.8 billion of registered warrants payable from the General Fund, all of which were called for redemption by September 4, 1992 following enactment of the 1992-93 Budget Act and issuance by the State of $3.3 billion of interim notes.

     The Legislature enacted the 1992-93 Budget Bill on August 29, 1992, and it was signed by the Governor on September 2, 1992. The 1992-93 Budget Act provided for expenditures of $57.4 billion and consisted of General Fund expenditures of $40.8 billion and Special Fund and Bond Fund expenditures of $16.6 billion. The Department of Finance estimated a balance in the SFEU of $28 million on June 30, 1993.

     The $7.9 billion budget gap was closed primarily through cuts in the program expenditures (principally for health and welfare programs, aid to schools and support for higher education), together with some increases in revenues from accelerated collections and changes in tax laws to confirm to Federal law changes, and a variety of on-time inter-fund transfers and deferrals. The other major component of the budget compromise was a law requiring local governments to transfer a total of $1.3 billion to K-12 school and community college districts, thereby reducing by that amount General Fund support for those districts under Proposition 98.

     In May 1993, the Department of Finance projected that the General Fund would end the fiscal year on June 30, 1993 with an accumulated budget deficit of about $2.8 billion, and a negative fund balance of about $2.2 billion (the difference being certain reserves for encumbrances and school funding costs). As a result, the State issued $5 billion of revenue anticipation notes and warrants.

     The Governor's 1993-94 Budget, introduced on January 8, 1993, proposed General Fund expenditures of $37.3 billion, with projected revenues of $39.9 billion. It also proposed Special Fund expenditures of $12.4 billion and Special Fund revenues of $12.1 billion. The 1993-94 fiscal year represented the third consecutive year the Governor and the Legislature were faced with a very difficult budget environment, requiring revenue actions and expenditure cuts totaling billions of dollars to produce a balanced budget. To balance the budget in the face of declining revenues, the Governor proposed a series of revenue shifts from local government, reliance on increased Federal aid and reductions in state spending.

     The "May Revision" of the Governor's Budget, released on May 20, 1993, indicated that the revenue projections of the January Budget Proposal were tracking well, with the full year 1992-93 about $80 million higher than the January projection. Personal income tax revenue was higher than projected, sales tax was close to target, and bank and corporation taxes were lagging behind projections. The May Revision projected the State would have an accumulated deficit of about $2.75 billion by June 30, 1993. The Governor proposed to eliminate this deficit over an 18-month period. He also agreed to retain the 0.5% sales tax scheduled to expire June 30 for a six-month period, dedicated to local public safety purposes, with a November election to determine a permanent extension. Unlike previous years, the Governor's Budget and May Revision did not calculate a "gap" to be closed, but rather set forth revenue and expenditure forecasts and proposals designed to produce a balanced budget.

     The 1993-94 Budget Act was signed by the Governor on June 30, 1993, along with implementing legislation. The Governor vetoed about $71 million in spending. With enactment of the Budget Act, the State carried out its regular cash flow borrowing program for the fiscal year, which included the issuance of approximately $2 billion of revenue anticipation notes that matured on June 28, 1994.

     The 1993-94 Budget Act was predicated on General Fund revenues and transfers estimated at $40.6 billion, about $700 million higher than the January Governor's Budget, but still about $400 million below 1992-93 (and the second consecutive year of actual decline). The principal reasons for declining revenues were the continued weak economy and the expiration (or repeal) of three fiscal steps taken in 1991--a half cent temporary sales tax, a deferral of operating loss carry forwards, and repeal by initiative of a sales tax on candy and snack foods.

     The 1993-94 Budget Act also assumed Special Fund revenues of $11.9 billion, an increase of 2.9% over 1992-93.

     The 1993-94 Budget Act included General Fund expenditures of $38.5 billion (a 6.3% reduction from projected 1992-93 expenditures of $41.1 billion), in order to keep a balanced budget within the available revenues. The Budget also included Special Fund expenditures of $12.1 billion, a 4.2% increase.

     The 1993-94 Budget Act contained no General Fund tax/revenue increases other than a two year suspension of the renters' tax credit.

     Administration reports during the course of the 1993-94 fiscal year indicated that while economic recovery appeared to have started in the second half of the fiscal year, recessionary conditions continued longer than had been anticipated when the 1993-94 Budget Act was adopted. Overall, revenues for the 1993-94 fiscal year were about $800 million lower than original projections, and expenditures were about $780 million higher, primarily because of higher health and welfare caseloads, lower property taxes which require greater State support for K-14 education to make up to shortfall, and lower than anticipated Federal government payments for immigration-related costs. The reports in May and June 1994, indicated that revenues in the second half of the 1993-94 fiscal year were very close to the projections made in the Governor's Budget of January 10, 1994, which was consistent with a slow turn around in the economy.

     The Department of Finance's July 1994 Bulletin, which included final June receipts, reported that June revenues were $114 million (2.5%) above projection, with final end-of-year results at $377 million (about 1%) above the May Revision projections. Part of this result was due to the end-of-year adjustments and reconciliations. Personal income tax and sales tax continued to track projections. The largest factor in the higher than anticipated revenues was from bank and corporation taxes, which were $140 million (18.4%) above projection in June.

     During the 1993-94 fiscal year, the State implemented the Deficit Retirement Plan, which was part of the 1993-94 Budget Act, by issuing $1.2 billion of revenue anticipation warrants in February 1994 that matured December 21, 1994. This borrowing reduced the cash deficit at the end of the 1993-94 fiscal year. Nevertheless, because of the $1.5 billion variance from the original 1993-94 Budget Act assumptions, the General Fund ended the fiscal year at June 30, 1994 carrying forward an accumulated deficit of approximately $1.8 billion.

     Because of the revenue shortfall and the State's reduced internal borrowable cash resources, in addition to the $1.2 billion of revenue anticipation warrants issued as part of the Deficit Retirement Plan, the State issued an additional $2.0 billion of revenue anticipation warrants that matured July 26, 1994, which were needed to fund the State's obligations and expenses through the end of the 1993-94 fiscal year.

     The 1994-95 fiscal year represented the fourth consecutive year the Governor and Legislature were faced with a very difficult budget environment to produce a balanced budget. Many program cost and budgetary adjustments had already been made in the last three years. The Governor's Budget Proposal, as updated in May and June 1994, recognized that the accumulated deficit could not be repaid in one year, and proposed a two-year solution. The budget proposal set forth revenue and expenditure forecasts and revenue and expenditure proposals which estimated operating surpluses for the budget for both 1994-95 and 1995-96, and lead to the elimination of the accumulated budget deficit, estimated at about $1.8 billion at June 30, 1994, by June 30, 1996.

     The 1994-95 Budget Act, signed by the Governor on July 8, 1994, projected revenues and transfers of $41.9 billion, $2.1 billion higher than revenues in 1993-94. This reflected the Administration's forecast of an improving economy. Also included in this figure was the projected receipt of about $360 million from the Federal government to reimburse the State's cost of incarcerating undocumented immigrants, most of which eventually was not received.

     The 1994-95 Budget Act projected Special Fund revenues of $12.1 billion, a decrease of 2.4% from 1993-94 estimated revenues.

     The 1994-95 Budget Act projected General Fund expenditures of $40.9 billion, an increase of $1.6 billion over the 1993-94 fiscal year. The 1994-95 Budget Act also projected Special Fund expenditures of $13.7 billion, a 5.4% increase over 1993-94 fiscal year estimated expenditures.

     The 1994-95 Budget Act contained no tax increases. Under legislation enacted for the 1993-94 Budget Act, the renters' tax credit was suspended for two years (1993 and 1994). A ballot proposition to permanently restore the renters' tax credit after 1995 failed at the June 1994 election. The Legislature enacted a further one-year suspension of the renters' tax credit, for 1995, saving about $390 million in the 1995-96 fiscal year.

     The 1994-95 Budget Act assumed that the State would use a cash flow borrowing program in 1994-95 which combines one-year notes and two-year warrants, which were issued. Issuance of the warrants allows the State to defer repayment of approximately $1.0 billion of its accumulated budget deficit into the 1995-96 fiscal year. The Budget Adjustment Law enacted along with the 1994-95 Budget Act is designed to ensure that the warrants will be repaid in the 1995-96 fiscal year.

     The Department of Finance Bulletin for April 1995 reported that General Fund revenues for March 1995 were $28 million, or 1.1%, below forecast, and that year-to-date General Fund revenues were $110 million, or 0.4%, below forecast.

     Initial analysis of the Federal fiscal year 1995 budget by the Department of Finance indicates that about $98 million was appropriated for California to offset costs of incarceration of undocumented and refugee immigrants, less than the $356 million which was assumed in the State's 1994-95 Budget Act.

     For the first time in four years, the State entered the upcoming 1995-96 fiscal year with strengthening revenues based on an improving economy. On January 10, 1995, the Governor presented his 1995-96 Fiscal Year Budget Proposal (the "Proposed Budget"). The Proposed Budget estimated General Fund revenues and transfers of $42.5 billion (an increase of 0.2% over 1994-95). This nominal increase from 1994-95 fiscal year reflected the Governor's realignment proposal and the first year of his tax cut proposal. Without these two proposals, General Fund revenues would have been projected at approximately $43.8 billion, or an increase of 3.3% over 1994-95.
Expenditures were estimated at $41.7 billion (essentially unchanged from 1994-
95). Special Fund revenues were estimated at $13.5 billion (10.7% higher than 1994-95) and Special Fund expenditures were estimated at $13.8 billion (12.2% higher than 1994-95). The Proposed Budget projected that the General Fund would end the fiscal year at June 30, 1996 with a budget surplus in SFEU of about $92 million, or less than 1% of General Fund expenditures, and will have repaid all of the accumulated budget deficits. The Department of Finance projected in June 1996 that the General Fund would end the fiscal year at June 30, 1996 with a budget surplus in SFEU of $ $28 million.

     On January 10, 1996, the Governor released his proposed budget for the Fiscal Year 1996-97 (the "Governor's Budget"). The Governor requested total General Fund appropriations of about $45.2 billion, based on projected revenues and transfers of about $45.6 billion, which would leave a budget reserve in SFEU at June 30, 1997 of about $400 million. The Governor renewed a proposal, which had been rejected by the Legislature in 1995, for a 15% phased cut in individual and corporate tax rates over three years (the budget proposal assumes this will be enacted, reducing revenues in 1996-97 by about $600 million). There was also a proposal to restructure trial court funding in a way which would result in a $300 million decrease in General Fund revenues. The Governor requested legislation to make permanent a moratorium on cost of living increases for welfare payments, and suspension of a renters tax credit, which otherwise would go back into effect in the 1996-97 Fiscal Year. He further proposed additional cuts in certain health and welfare programs, and assumed that cuts previously approved by the Legislature will receive Federal approval. The Governor's Budget proposes increases in funding for K-12 schools under Proposition 98, for State higher education systems (with a second year of no student fee increases), and for corrections. The Governor's Budget projects external cash flow borrowing of up to $3.2 billion, to mature by June 30, 1997.

     Recent Economic Trends. Revised employment data indicate that California's recession ended in 1993, and following a period of stability, a solid recovery is now underway. The State's unemployment rate fell sharply last year, from 10.1% in January to 7.7% in October and November 1994. The gap between the national and California jobless rates narrowed from 3.4 percentage points at the beginning of 1994 to an average of 2 percentage points in October and November. The number of unemployed Californians fell by nearly 400,000 during the year, while civilian employment increased more than 300,000 in 1994.

     Other indicators, including retail sales, homebuilding activity, existing home sales and bank lending volume all confirm the State's recovery.

     Personal income was severely affected by the Northridge Earthquake, which reduced the first quarter 1994 figure by $22 billion at an annual rate, reflecting the uninsured damage to residences and unincorporated businesses. As a result, personal income growth for all of 1994 was about 4.2%. However, excluding the Northridge effects, growth would have been in excess of 5%. Personal income is expected to grow 6.6% for 1995.


                           APPENDIX B


     Description of S&P, Moody's and Fitch ratings:

S&P

Municipal Bond Ratings

     An S&P municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation.

     The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable, and will include:
(1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature and provisions of the obligation; and
(3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

                              AAA

     Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

                               AA

     Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

                               A

     Principal and interest payments on bonds in this category are regarded as safe. This rating describes the third strongest capacity for payment of debt service. It differs from the two higher ratings because:

     General Obligation Bonds -- There is some weakness in the local economic base, in debt burden, in the balance between revenues and expenditures, or in quality of management. Under certain adverse circumstances, any one such weakness might impair the ability of the issuer to meet debt obligations at some future date.

     Revenue Bonds -- Debt service coverage is good, but not exceptional. Stability of the pledged revenues could show some variations because of increased competition or economic influences on revenues. Basic security provisions, while satisfactory, are less stringent. Management performance appears adequate.

                              BBB

     Of the investment grade, this is the lowest.

     General Obligation Bonds -- Under certain adverse conditions, several of the above factors could contribute to a lesser capacity for payment of debt service. The difference between "A" and "BBB" rating is that the latter shows more than one fundamental weakness, or one very substantial fundamental weakness, whereas the former shows only one deficiency among the factors considered.

     Revenue Bonds -- Debt coverage is only fair. Stability of the pledged revenues could show substantial variations, with the revenue flow possibly being subject to erosion over time. Basic security provisions are no more than adequate. Management performance could be stronger.

                       BB, B, CCC, CC, C

     Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                               BB

     Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payment.

                               B

     Debt rated B has a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

                              CCC

     Debt rated CCC has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

                               CC

     The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC rating.

                               C

     The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating.

                               D

     Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

     Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major ratings categories.


Municipal Note Ratings

                              SP-1

     The issuers of these municipal notes exhibit very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus sign (+) designation.

                              SP-2

     The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest.

Commercial Paper Ratings

     An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

                               A

     Issues assigned this rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

                              A-1

     This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation.

                              A-2

     Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

Moody's

Municipal Bond Ratings

                              Aaa

     Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                               Aa


     Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Generally, Moody's provides either a generic rating or a rating with a numerical modifier of 1 for the bonds in the generic rating category Aa. Moody's also provides numerical modifiers of 2 and 3 in this category for bond issues in the health care, higher education and other not-for-profit sectors; the modifier 1 indicates that the issue ranks in the higher end of that generic rating category; the modifier 2 indicates that the issue is in the mid-range of that generic category; and the modifier 3 indicates that the issue is in the low end of the generic category.


                               A

     Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

                              Baa

     Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                               Ba

     Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                               B

     Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                              Caa

     Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

                               Ca

     Bonds which are rated Ca present obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                               C

     Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's applies the numerical modifiers 1, 2 and 3 to show relative standing within the major rating categories, except in the Aaa category and in categories below B. The modifier 1 indicates a ranking for the security in the higher end of a rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of a rating category.

Municipal Note Ratings

     Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade (MIG). Such ratings recognize the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run.

     A short-term rating may also be assigned on an issue having a demand feature. Such ratings will be designated as VMIG or, if the demand feature is not rated, as NR. Short-term ratings on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. Additionally, investors should be alert to the fact that the source of payment may be limited to the external liquidity with no or limited legal recourse to the issuer in the event the demand is not met.

     Moody's short-term ratings are designated Moody's Investment Grade as MIG 1 or VMIG 1 through MIG 4 or VMIG 4. As the name implies, when Moody's assigns a MIG or VMIG rating, all categories define an investment grade situation.

                          MIG 1/VMIG 1

     This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

                          MIG 2/VMIG 2

     This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

Commercial Paper Ratings

     The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and will normally be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers (or related supporting institutions) rated Prime-2 (P-2) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Fitch

Municipal Bond Ratings

     The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's future financial strength and credit quality.

                              AAA

     Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.




                               AA

     Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

                               A

     Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

                              BBB

     Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

                               BB

     Bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

                               B

     Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

                              CCC

     Bonds rated CCC have certain identifiable characteristics, which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

                               CC

     Bonds rated CC are minimally protected. Default payment of interest and/or principal seems probable over time.

                               C

     Bonds rated C are in imminent default in payment of interest or principal.

                         DDD, DD and D

     Bonds rated DDD, DD and D are in actual or imminent default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds and D represents the lowest potential for recovery.

     Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category covering 12-36 months or the DDD, DD or D categories.

Short-Term Ratings

     Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

     Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

                              F-1+

     Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

                              F-1

     Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

                              F-2

     Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-1+ and F-1 categories.
_______________________________
1 Included in these categories are tax exempt notes rated within the two highest grades by Fitch, Moody's or S&P. Therefore, these securities, together with Municipal Obligations rated Baa or better by Moody's or BBB or better by S&P or Fitch, are taken into account at the time of a purchase to ensure that the Fund's portfolio meets the 80% minimum quality standard discussed in the Fund's Prospectus.

2 Included in the Not Rated category are securities comprising 8.0% of the Fund's market value which, while not rated, have been determined by the Manager to be of comparable quality to securities in the following ratings categories: Aaa/AAA (.3%), A (.5%), Baa/BBB (6.8%), Ba/BB (.2%), B/B (.1%), and F-2/MIG2/P2/SP2/A2 (.1%).




DREYFUS CALIFORNIA TAX EXEMPT BOND FUND, INC.
STATEMENT OF INVESTMENTS                                                                                             MAY 31, 1996
                                                                                                     PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS-97.0%                                                                 AMOUNT           VALUE
                                                                                                      ________       ________
Alameda County, COP:
    7.25%, 12/1/2014 (Insured; BIGI) (Prerefunded 12/1/2000) (a,b)..........                 $       5,980,000   $  6,748,968
    7.25%, 12/1/2015 (Insured; BIGI) (Prerefunded 12/1/2000) (a)............                         4,045,000      4,565,147
Anaheim Public Finance Authority, Revenue,
    Tax Allocation 6.45%, 12/28/2018 (Insured; MBIA)........................                        20,000,000     21,085,800
Bay Area Government Association, Tax Allocation Revenue
    (California Redevelopment Agency) 6%, 12/15/2024 (Insured; FSA).........                        11,500,000     11,306,915
Bellflower, COP, Refunding
    (Bellflower Civic Center) 7.20%, 10/1/2019 (Insured; MBIA)..............                         1,475,000      1,595,301
Berkeley, Health Facilities Revenue, Refunding
    (Alta Bates Medical Center)  6.55%, 12/1/2022...........................                        17,000,000     16,501,560
Brea Public Finance Authority, Revenue, Tax Allocation (Redevelopment
Project):
    6.75%, 8/1/2022 (Insured; MBIA) (Prerefunded 8/1/2001) (a)..............                         4,625,000      5,140,225
    6.75%, 8/1/2022 (Insured; MBIA).........................................                         1,775,000      1,888,281
California:
    5.25%, 10/1/2014........................................................                         4,200,000      3,898,482
    5.25%, 10/1/2018........................................................                         4,000,000      3,653,800
    5.25%, 10/1/2019........................................................                        15,200,000     13,680,304
    6.40%, 2/1/2022.........................................................                        29,000,000     29,085,840
    Refunding 5.625%, 9/1/2024..............................................                        15,650,000     14,783,303
    6.375%, 2/1/2027 (Insured; AMBAC).......................................                        30,000,000     30,230,100
California Department of Veteran Affairs, Home Purchase Revenue
    8.30%, 8/1/2019.........................................................                         1,000,000      1,037,890
California Department of Water Resources,
    Water System Revenue (Central Valley Project)
    5.25%, 12/1/2024........................................................                         5,000,000      4,487,800
California Educational Facilities Authority, Revenue:
    (Carnegie Institution Washington) 5.60%, 10/1/2023......................                         5,420,000      5,044,231
    (Claremont Colleges Pooled Facilities) 6.375%, 5/1/2022.................                         3,655,000      3,686,360
    (Loyola Marymount University) 5.75%, 10/1/2024..........................                         4,750,000      4,505,280
California Health Facilities Financing Authority, Revenue:
    (Adventist Health System-West):
      6.40%, 3/1/2002 (Insured; MBIA).......................................                         1,955,000      2,110,892
      6.50%, 3/1/2003 (Insured; MBIA).......................................                         2,140,000      2,317,813
    (Catholic Health Facilities) 5%, 7/1/2008 (Insured; AMBAC)..............                         4,500,000      4,270,680
    (Downey Community Hospital):
      5.625%, 5/15/2008.....................................................                         2,500,000      2,467,850
      5.75%, 5/15/2015......................................................                         6,750,000      6,296,400
    (Episcopal Homes Foundation) 7.75%, 7/1/2018............................                         4,270,000      4,366,502
    (Mills-Peninsula Hospital) 7.50%, 1/15/2000 (Prerefunded 1/15/1997) (a).                           800,000        834,376
    (Refunding, Children's Hospital) 5.375%, 7/1/2020 (Insured; MBIA).......                         8,270,000      7,590,950
    (Robert F. Kennedy Medical Center) 7.75%, 3/1/2014 (Prerefunded 3/1/1998) (a)                    1,500,000      1,617,810

DREYFUS CALIFORNIA TAX EXEMPT BOND FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                                 MAY 31, 1996
                                                                                                    PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                           AMOUNT           VALUE
                                                                                                      ________       ________
California Health Facilities Financing Authority, Revenue (continued):
    (Saint Joseph's Health System) 6.75%, 7/1/2021 (Prerefunded 7/1/2001) (a)                $       8,500,000    $ 9,415,620
    (San Diego Hospital Association) 6.125%, 8/1/2022 (Insured; MBIA).......                         4,250,000      4,265,810
    (Stanford University):
      6.50%, 11/1/2020 (Prerefunded 11/1/2000) (a)..........................                         8,975,000      9,790,289
      6.50%, 11/1/2020......................................................                         1,025,000      1,063,202
    (Unihealth America) 7.625%, 10/1/2015 (Insured; AMBAC)..................                            55,000         59,377
California Housing Finance Agency:
    Home Mortage Revenue:
      6.30%, 2/1/2008.......................................................                         2,770,000      2,828,059
      6.35%, 2/1/2009.......................................................                         2,945,000      2,995,389
      6.40%, 2/1/2010.......................................................                         3,110,000      3,174,875
      8.20%, 8/1/2017.......................................................                           115,000        120,021
      8.30%, 8/1/2019.......................................................                           155,000        161,347
      6.70%, 8/1/2025.......................................................                         8,405,000      8,570,747
      7.125%, 2/1/2026......................................................                         3,690,000      3,836,198
      6.55%, 8/1/2026.......................................................                        11,225,000     11,508,319
      7.65%, 8/1/2029.......................................................                        11,150,000     11,649,074
    MFHR 6.30%, 8/1/2026 (Insured; AMBAC)...................................                         7,150,000      7,130,052
    Multi-Unit Rental Housing Revenue 6.85%, 8/1/2015.......................                         3,140,000      3,232,442
    Single Family Mortgage:
      6.25%, 8/1/2014 (Insured; AMBAC)......................................                         3,650,000      3,658,432
      6.25%, 2/1/2018 (Insured; FHA)........................................                         2,000,000      2,007,840
      6.30%, 8/1/2024.......................................................                         8,000,000      8,037,760
      6.45%, 8/1/2025.......................................................                        15,355,000     15,618,645
California Pollution Control Financing Authority:
    PCR:
      (Pacific Gas & Electric Co.):
          6.35%, 6/1/2009...................................................                         5,000,000      5,082,950
          5.85%, 12/1/2023 (Insured; AMBAC).................................                         5,000,000      4,818,250
          5.85%, 12/1/2023 (Insured; MBIA) .................................                        20,000,000     19,298,600
      (Refunding, Atlantic Richfield Project) 5%, 4/1/2008
          (LOC; Wachovia Bank of Georgia N.A.) (c)..........................                        10,000,000      9,657,900
      (Southern California Edison Co.):
          6.40%, 12/1/2024..................................................                        12,600,000     12,684,420
          6.40%, 12/1/2024 (Insured; AMBAC).................................                         4,125,000      4,202,055
          6.40%, 12/1/2024 (Insured; FGIC)..................................                        10,000,000     10,186,800
    SWDR:
      (Browning Ferris Industry) 6.75%, 9/1/2019............................                         3,400,000      3,532,022
      (Keller Canyon Landfill Co. Project) 6.875%, 11/1/2027................                         7,440,000      7,816,166
California Public Works Board, LR:
    (Department of Corrections, California State Prison, Susanville)
      5.375%, 6/1/2018 (Insured; MBIA)......................................                         7,385,000      6,745,459

DREYFUS CALIFORNIA TAX EXEMPT BOND FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                                 MAY 31, 1996
                                                                                                    PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                           AMOUNT           VALUE
                                                                                                      ________       ________
California Public Works Board, LR (continued):
    (Department of Corrections, Calipatria State Prison, Imperial County)
      6.50%, 9/1/2017 (Insured; MBIA).......................................                  $     10,000,000  $  10,777,300
    (Department of Corrections, Corcoran II)
      5.25%, 1/1/2021 (Insured; AMBAC)......................................                        12,000,000     10,857,120
    (Various University of California Projects):
      5.50%, 6/1/2014.......................................................                         6,750,000      6,286,815
      6.70%, 10/1/2017......................................................                         8,000,000      8,396,960
      6.375%, 10/1/2019.....................................................                        12,775,000     13,015,553
California State University Foundation, Revenue (Sacramento Auxiliary)
    5.375%, 10/1/2027 (Insured; MBIA).......................................                         2,530,000      2,309,232
California Statewide Community Development Authority, Revenue,
    COP (Saint Joseph Health System):
      Refunding 5.50%, 7/1/2009 (Insured; MBIA).............................                         8,645,000      8,408,992
      Refunding 5.50%, 7/1/2010 (Insured; MBIA).............................                         9,115,000      8,760,609
      6.50%, 7/1/2015.......................................................                         7,000,000      7,253,470
Central California Joint Powers Health Financing Authority, COP, Refunding
    (Community Hospitals of Central California Project) 5.25%, 2/1/2013.....                         5,750,000      5,123,825
Central Coast Water Authority, Revenue
    (State Water Project Regional Facilities) 6.60%, 10/1/2022 (Insured; AMBAC)                      3,800,000      4,038,222
Chico Public Financing Authority, Revenue
    (Southeast Chico Redevelopment Project) 6.625%, 4/1/2021 (Insured; FGIC)                         2,000,000      2,098,820
Contra Costa County, COP (Merrithew Memorial Hospital) 6.60%, 11/1/2012.....                        10,000,000     10,414,800
Contra Costa Water District, Water Revenue 5%, 10/1/2024 (Insured; MBIA)....                        13,000,000     11,246,040
Corona Community Facilities District, Special Tax, Refunding:
    7.60%, 9/1/2013.........................................................                         5,755,000      5,993,487
    7.60%, 9/1/2017.........................................................                         3,000,000      3,074,820
    7.70%, 9/1/2019.........................................................                         2,000,000      2,093,400
Dos Palos Public Financing Authority, Local Agency Revenue 7.90%, 10/1/2020.                         3,315,000      2,884,116
East Bay Municipal Utilities District, Revenue:
    Wastewater Treatment System:
      Refunding 5.50%, 6/1/2013 (Insured; AMBAC)............................                        16,900,000     16,145,922
      Refunding 5.55%, 6/1/2020 (Insured; AMBAC)............................                        26,500,000     24,770,345
      7.20%, 6/1/2020 (Insured; AMBAC) (Prerefunded 6/1/2000) (a)...........                         3,325,000      3,698,830
    Water System, Refunding 4.75%, 6/1/2021 (Insured; FGIC).................                        38,435,000     32,102,065
Eldorado County Public Financing Authority, Revenue, Refunding:
    5.50%, 2/15/2016 (Insured; FGIC)........................................                         2,000,000      1,901,740
    5.50%, 2/15/2021 (Insured; FGIC)........................................                         3,000,000      2,813,220
Emeryville Public Financing Authority, Revenue
    (Shellmound Park Redevelopment Project) 6.80%, 5/1/2024.................                         2,365,000      2,404,874

DREYFUS CALIFORNIA TAX EXEMPT BOND FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                                 MAY 31, 1996
                                                                                                     PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                            AMOUNT           VALUE
                                                                                                      ________       ________
Fairfield, Water Revenue, Refunding:
    5.25%, 4/1/2012 (Insured; AMBAC)........................................                 $       4,310,000    $ 4,098,336
    5.25%, 4/1/2013 (Insured; AMBAC)........................................                         4,535,000      4,280,450
    5.25%, 4/1/2014 (Insured; AMBAC)........................................                         2,500,000      2,344,275
Folsom, Special Tax (Community Facilities District Number 3) 7.80%, 12/1/2015                        1,900,000      1,984,835
Folsom Public Financing Authority, Local Agency Revenue
    7.90%, 10/1/2019........................................................                        18,120,000     18,702,920
Fontana, Redevelopment Agency, MFHR, Refunding
    (Village Drive) 7.15%, 5/1/2028 (Insured; FHA)..........................                         3,955,000      4,104,420
Foothill, Eastern Transportation Corridor Agency, Toll Road Revenue
    6%, 1/1/2034............................................................                        19,775,000     18,455,217
Fresno, Sewer Revenue 5.25%, 9/1/2019 (Insured; AMBAC)......................                         3,600,000      3,312,072
Hesperia Water District, COP, Refunding
    (Water Facilities Improvement Project) 7.15%, 6/1/2026 (Insured; FGIC)..                         4,500,000      4,937,220
Industry Urban Development Agency, Refunding (Civic Recreational Project):
    7.375%, 5/1/2015 (Prerefunded 5/1/1997) (a).............................                           765,000        805,377
    7.375%, 5/1/2015........................................................                           235,000        242,520
Inglewood, HR (Daniel Freeman Hospital, Inc.) 6.75%, 5/1/2013...............                         6,300,000      6,483,141
La Verne Community Facilities District, Special Tax
    (Koll Business Center) 7.875%, 3/1/2014.................................                         3,625,000      3,835,721
Lake Elsinore Public Financing Authority, Revenue:
    Local Agency 8%, 10/1/2020..............................................                         7,670,000      7,022,115
    Tax Allocation (Lake Elsinore Redevelopment Project)
      6.25%, 2/1/2019 (Insured; FGIC).......................................                         4,220,000      4,262,580
Lincoln Unified School Distict, Special Tax, Refunding (Community Facilities
    District Number 1) 5.625%, 9/1/2021 (Insured; AMBAC) (d)................                         4,500,000      4,289,940
Loma Linda, HR, Refunding (Loma Linda University Medical Center Project)
    7%, 12/1/2015 (Insured; AMBAC)..........................................                        12,355,000     13,303,988
Los Angeles Community Redevelopment Agency, Tax Allocation
    (Hollywood Redevelopment Project) 6.10%, 7/1/2022 (Insured; MBIA).......                         4,900,000      4,864,916
Los Angeles County, COP:
    (Disney Parking Project)
      6.50%, 3/1/2023.......................................................                         7,440,000      7,359,946
    (Edmund D. Edelman Childrens' Court) 6%, 4/1/2012 (Insured; AMBAC)......                         9,000,000      9,142,290
    (Van Nuys Courthouse Project) 9%, 6/1/2015 (Prerefunded 6/1/1996) (a)...                           225,000        229,500
Los Angeles County Sanitation Districts Financing Authority, Revenue
    (Capital Projects):
      5.375%, 10/1/2013.....................................................                         4,000,000      3,759,160
      5.25%, 10/1/2019......................................................                         2,305,000      2,071,895

DREYFUS CALIFORNIA TAX EXEMPT BOND FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                                 MAY 31, 1996
                                                                                                    PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                           AMOUNT           VALUE
                                                                                                      ________       ________
Los Angeles Department Water and Power, Revenue:
    Electric Plant:
      5.30%, 2/15/2025......................................................                 $       5,690,000    $ 5,093,802
      Crossover Refunding:
          5.375%, 9/1/2023..................................................                         2,000,000      1,809,540
          5.25%, 11/15/2026 (Insured; MBIA).................................                        15,000,000     13,254,000
          5.875%, 9/1/2030 (Insured; FGIC)..................................                         4,500,000      4,395,780
      7.10%, 1/15/2031......................................................                         2,160,000      2,389,759
    Waterworks, Refunding:
      5.90%, 5/15/2011 (Insured; FGIC)......................................                         2,190,000      2,239,056
      6.40%, 5/15/2028......................................................                         2,435,000      2,512,993
      6.375%, 7/1/2034 (Insured; MBIA)......................................                        12,000,000     12,368,040
Los Angeles Harbor Department, Revenue:
    6.625%, 8/1/2019........................................................                         3,855,000      4,022,268
    6.625%, 8/1/2019 (Insured; AMBAC).......................................                         6,000,000      6,240,660
    6.625%, 8/1/2025........................................................                        17,780,000     18,551,474
Los Angeles Municipal Improvement Corp., LR, Refunding
    (Central Library Project):
      5.375%, 6/1/2011......................................................                         3,725,000      3,453,410
      6.30%, 6/1/2016.......................................................                         3,500,000      3,509,800
      6.30%, 6/1/2018.......................................................                         4,250,000      4,251,318
      6.35%, 6/1/2020.......................................................                         7,700,000      7,716,709
Menlo Park Community Development Agency, Tax Allocation, Refunding
    (Las Puglas Community Development Project)
    5.375%, 6/1/2022 (Insured; AMBAC).......................................                        11,825,000     10,821,885
Metropolitan Water District of Southern California, Waterworks Revenue:
    6.75%, 7/1/2018 (Prerefunded 7/1/2001) (a)..............................                         4,750,000      5,261,670
    Refunding 4.75%, 7/1/2021 (Insured; MBIA)...............................                        31,000,000     25,883,450
Modesto, Multi-Family Housing Mortage Revenue, Refunding 6.40%, 6/1/2029....                         7,723,000      7,824,094
Moreno Valley Unified School District,
    Community Facilities District, Special Tax 7.70%, 8/15/2014.............                         9,000,000      8,928,900
Moulton Niguel Water District (Improvement District Number 6)
    7.25%, 4/1/2016 (Insured; AMBAC) (Prerefunded 4/1/2000) (a).............                         5,000,000      5,556,500
Mount Diablo Hospital District, Revenue
    6.125%, 12/1/2020 (Insured; AMBAC) (Prerefunded 12/1/2000) (a)..........                         5,000,000      5,396,750
Mount Diablo Unified School District, Community Facilities District, Special
Tax
    7.05%, 8/1/2020 (Insured; FGIC).........................................                         3,500,000      3,800,755
Northern California, Transmission Revenue
    (California-Oregon Transmission Project):
      5.25%, 5/1/2020 (Insured; MBIA).......................................                        14,000,000     12,536,160
      6%, 5/1/2024 (Insured; MBIA)..........................................                         5,000,000      4,929,750

DREYFUS CALIFORNIA TAX EXEMPT BOND FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                                 MAY 31, 1996
                                                                                                    PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                           AMOUNT           VALUE
                                                                                                      ________       ________
Northern California Power Agency, Power Revenue:
    (Hydroelectric Project) 7%, 7/1/2016 (Insured; AMBAC) (Prerefunded 1/1/2016) (a)        $          670,000  $     773,227
    Refunding 7.50%, 7/1/2023 (Insured; AMBAC) (Prerefunded 7/1/2021) (a)...                           375,000        439,594
Northridge Water District, COP, Revenue
    5.25%, 2/1/2018 (Insured; AMBAC)........................................                         2,500,000      2,269,875
Palmdale Elementary School District, Special Tax,
    Community Facilities District number 90:
      5.30%, 8/1/2014 (Insured; FSA)........................................                         2,500,000      2,327,375
      5.40%, 8/1/2025 (Insured; FSA)........................................                         3,500,000      3,214,330
Pasadena, COP, Refunding (Capital Project) 5.75%, 1/1/2013..................                         1,000,000        960,220
Pasadena Community Development Commission, MFHR, (Civic Center)
    6.45%, 12/1/2021 (Insured; FSA).........................................                        15,000,000     15,117,000
Port of Oakland, Revenue:
    Port 6.50%, 11/1/2016 (Insured; MBIA)...................................                         8,300,000      8,556,802
    Special Facilities
      (Mitsui O.S.K. Lines Ltd.) 6.80%, 1/1/2019 (LOC; Industrial Bank of Japan) (c)                 2,000,000      2,069,220
Rancho Cucamonga Redevelopment Agency, Tax Allocation
    (Rancho Cucamonga Redevelopment Project):
      7.125%, 9/1/2019 (Insured; MBIA)......................................                         2,455,000      2,648,577
      6.75%, 9/1/2020 (Insured; MBIA).......................................                         1,665,000      1,756,708
Redding Redevelopment Agency, TAN, Refunding
    (Canby, Hilltop, Cypress) 5%, 9/1/2023 (Insured; FSA)...................                         1,285,000      1,098,983
Riverside County Asset Leasing Corp., Leasehold Revenue
    (Riverside County Hospital Project) 6.25%, 6/1/2019.....................                         7,500,000      7,500,975
Riverside County Community Facilities District, Special Tax:
    7.80%, 9/1/2015 (e).....................................................                         6,750,000      3,375,000
    8.25%, 9/1/2016.........................................................                         4,730,000      4,651,482
Sacramento, COP (Refunding-Public Facilities Project) 6%, 7/1/2012..........                         6,000,000      5,965,980
Sacramento Area Flood Control Agency (Capital Assessment District Number 2)
    5.375%, 10/1/2025 (Insured; FGIC).......................................                         2,500,000      2,286,950
Saddleback Community College District, COP
    7%, 8/1/2019 (Insured; BIGI)............................................                         2,875,000      3,079,441
San Bernardino County, COP:
    (Capital Facilities Project)
      6.875%, 8/1/2024......................................................                         5,000,000      5,799,000
    (Refunding, Medical Center Financing Project):
      5.50%, 8/1/2015 (Insured; MBIA).......................................                         7,030,000      6,697,481
      5.50%, 8/1/2022 (Insured; MBIA).......................................                        19,780,000     18,567,486
      5.50%, 8/1/2024.......................................................                         4,400,000      3,862,496
      5%, 8/1/2028 (Insured; MBIA)..........................................                         9,000,000      7,695,000

DREYFUS CALIFORNIA TAX EXEMPT BOND FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                                 MAY 31, 1996
                                                                                                   PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                           AMOUNT           VALUE
                                                                                                      ________       ________
San Bernardino County, COP (continued):
    (West Valley Detention Center)
      5.90%, 11/1/2001 (Insured; MBIA)......................................                 $       1,565,000   $  1,657,272
San Diego Public Facilities Financing Authority,
    Sewer Revenue:
      5%, 5/15/2020 (Insured; FGIC).........................................                        20,000,000     17,486,400
      5%, 5/15/2025 (Insured; FGIC).........................................                        36,850,000     31,838,769
San Elijo Joint Powers Authority, Revenue
    (San Elijo Water Pollution Control Project)
    7%, 3/1/2020 (Insured; FGIC) (Prerefunded 3/1/2000) (a).................                         5,500,000      6,055,170
San Francisco Bay Area Rapid Transportation District, Sales Tax Revenue
    5.50%, 7/1/2020 (Insured; FGIC).........................................                        10,830,000     10,163,847
San Francisco City and County, SFMR
    (FNMA/GNMA Mortgage Backed Securities Program) 7.45%, 1/1/2024..........                           260,000        270,117
San Francisco City and County Airports Commission, International Airport
Revenue,
    Refunding:
      6.10%, 5/1/2003 (Insured; AMBAC)......................................                         3,000,000      3,209,790
      6.20%, 5/1/2004 (Insured; AMBAC)......................................                         1,500,000      1,613,940
      5.75%, 5/1/2020 (Insured; FGIC).......................................                        24,005,000     22,938,938
San Francisco City and County Public Utilities Commission, Water Revenue
    6.50%, 11/1/2017........................................................                         3,500,000      3,610,670
San Francisco City and County Redevelopment Agency, Multi-Family Revenue
    (South Beach Project) 5.50%, 3/1/2014...................................                         4,500,000      4,279,410
San Gabriel Valley Schools Financing Authority, Revenue, Refunding
    (Pomona Unified School District) 5.50%, 2/1/2024........................                         4,500,000      4,038,975
San Jose Redevelopment Agency, Tax Allocation
    (Redevelopment Project) 5.75%, 8/1/2024.................................                        10,525,000      9,837,297
San Marcos Public Facilities Authority, Tax Allocation Revenue
    6%, 1/1/2006 (Insured; FSA) (Prerefunded 1/1/2002) (a)..................                        10,500,000     11,311,650
San Mateo County, COP (Capital Projects Program)
    6.50%, 7/1/2017 (Insured; MBIA) (Prerefunded 7/1/2001) (a)..............                         6,000,000      6,587,820
Santa Barbara, COP, Refunding (Water System Improvement Project)
    6.70%, 4/1/2027 (Insured; AMBAC)........................................                         4,000,000      4,268,800
Santa Clara County, COP (Capital Project)
    6.25%, 10/1/2016 (Insured; AMBAC).......................................                        10,000,000     10,110,800
Santa Cruz County, COP (Capital Facilities Project)
    6.70%, 9/1/2020 (Insured; MBIA).........................................                         5,000,000      5,310,900
Santa Cruz County Public Financing Authority, Revenue, Refunding
    7.10%, 9/1/2021 (Insured; MBIA).........................................                         6,500,000      7,035,340

DREYFUS CALIFORNIA TAX EXEMPT BOND FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                                 MAY 31, 1996
                                                                                                    PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                           AMOUNT           VALUE
                                                                                                      ________       ________
Santa Monica, Malibu Unified School District
    (Public School Facilities Reconstruction Projects) 5.50%, 8/1/2018......                 $       9,585,000   $  8,895,647
Santa Rosa:
    Mortgage Revenue, Refunding
      (Redwood Park Apartments Projects) 5.625%, 1/1/2026 (Insured; FHA)....                         3,310,000      3,104,217
    Wastewater Revenue, Refunding (Subregional Wastewater Project)
      5%, 9/1/2022 (Insured; FGIC)..........................................                        10,000,000      8,691,400
Southern California Public Power Authority, Revenue,
    Transmission Project (Refunding - Southern Transmission Project)
    6.125%, 7/1/2018........................................................                         1,470,000      1,461,107
Southern California Rapid Transportation District, COP (Workers Compensation
Fund)
    6.50%, 7/1/2007 (Insured; MBIA).........................................                        22,900,000     24,517,427
Tracy Area Public Facilities Financing Agency, Special Tax, Refunding,
    (Community Facilities District Number 81-1-H)
    5.875%, 10/1/2019 (Insured; MBIA).......................................                         7,500,000      7,377,750
University of California:
    COP (UCLA Central Chiller/Cogeneration)
      6.25%, 11/1/2009 (Prerefunded 11/1/1999) (a)..........................                         3,000,000      3,219,419
    Revenue (Multiple Purpose Projects):
      5.125%, 9/1/2013 (Insured; AMBAC).....................................                         4,845,000      4,449,405
      5%, 9/1/2014 (Insured; AMBAC).........................................                         5,835,000      5,219,407
      5.125%, 9/1/2018 (Insured; AMBAC).....................................                         7,670,000      6,769,541
      5%, 9/1/2023 (Insured; AMBAC).........................................                        10,000,000      8,552,400
West Basin Municipal Water District, COP
    6.85%, 8/1/2016 (Insured; AMBAC) (Prerefunded 8/1/2000) (a).............                         6,000,000      6,617,639
                                                                                                                     ________
TOTAL LONG-TERM MUNICIPAL INVESTMENTS
    (cost $1,281,508,804)...................................................                                   $1,288,673,380
                                                                                                                     ========
SHORT-TERM MUNICIPAL INVESTMENTS-3.0%
California Health Facilities Financing Authority, Revenue, VRDN
    (Catholic Health Care) 3.40% (f)........................................                 $       5,500,000  $   5,500,000
California Pollution Control Financing Authority, RRR, VRDN:
    (Delano Project):
      3.90% (LOC; ABN AMRO Bank N.V.) (c,f).................................                         4,400,000      4,400,000
      3.90% (LOC; ABN AMRO Bank N.V.) (c,f).................................                         4,800,000      4,800,000
    (Refunding, Ultrapower-Rocklin)  3.95%  (f).............................                         2,100,000      2,100,000
Irvine Ranch Water District, Refunding, VRDN
    3.45% (f)...............................................................                           300,000        300,000
Kern County, COP, VRDN (Kern Public Facilities Project)
    3.40% (f)...............................................................                         7,955,000      7,955,000

DREYFUS CALIFORNIA TAX EXEMPT BOND FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                                 MAY 31, 1996
                                                                                                     PRINCIPAL
SHORT-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                          AMOUNT           VALUE
                                                                                                      ________       ________
Los Angeles County, Metropolitian Transportation Authority, Sales Tax Revenue,
    Refunding VRDN 3.35% (Insured; MBIA) (f)................................                 $       7,000,000   $  7,000,000
Metropolitan Water District of Southern California, Waterworks Revenue,
Refunding,
    VRDN 3.35% (Insured; AMBAC) (f).........................................                         7,200,000      7,200,000
                                                                                                                     ________
TOTAL SHORT-TERM MUNICIPAL INVESTMENTS
    (cost $39,255,000)......................................................                                   $   39,255,000
                                                                                                                     ========
TOTAL INVESTMENTS-100.0%
    (cost $1,320,763,804)...................................................                                   $1,327,928,380
                                                                                                                     ========


DREYFUS CALIFORNIA TAX EXEMPT BOND FUND, INC.

SUMMARY OF ABBREVIATIONS
AMBAC         American Municipal Bond Assurance Corporation      LR      Lease Revenue
BIGI          Bond Investors Guaranty Insurance                  MBIA    Municipal Bond Investors Assurance
COP           Certificate of Participation                                    Insurance Corporation
FGIC          Financial Guaranty Insurance Company               MFHR    Multi-Family Housing Revenue
FHA           Federal Housing Administration                     PCR     Pollution Control Revenue
FNMA          Federal National Mortgage Association              RRR     Resources Recovery Revenue
FSA           Financial Security Assurance                       SFMR    Single Family Mortgage Revenue
GNMA          Government National Mortgage Association           SWDR    Solid Waste Disposal Revenue
HR            Hospital Revenue                                   TAN     Tax Anticipation Notes
LOC           Letter of Credit                                   VRDN    Variable Rate Demand Notes


SUMMARY OF COMBINED RATINGS (UNAUDITED)
FITCH (G)              OR          MOODY'S             OR         STANDARD & POOR'S                 PERCENTAGE OF VALUE
---------                          -------                        -----------------                 -------------------
AAA                                Aaa                            AAA                               60.3%
AA                                 Aa                             AA                                11.4
A                                  A                              A                                 17.2
BBB                                Baa                            BBB                                3.4
F1                                 MIG1/P1                        SP1/A1                             3.0
Not Rated(h)                       Not Rated(h)                   Not Rated(h)                       4.7
                                                                                                   ____
                                                                                                   100.0%
                                                                                                   ====

NOTES TO STATEMENT OF INVESTMENTS:
    (a) Bonds which are prerefunded are collateralized by U.S. government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
    (b) Wholly held by custodian as collateral for delayed-delivery security.
    (c) Secured by letters of credit.
    (d)  Purchased on a delayed-delivery basis.
    (e)  Non-income producing security; interest payment in default.
    (f) Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
    (g) Fitch currently provides creditworthiness information for a limited number of investments.
    (h) Securities which, while not rated by Fitch, Moody's or Standard & Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.




See notes to financial statements.


DREYFUS CALIFORNIA TAX EXEMPT BOND FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES                                                                                  MAY 31, 1996
ASSETS:
    Investments in securities, at value
      (cost $1,320,763,804)-see statement...................................                                    $1,327,928,380
    Receivable for investment securities sold...............................                                        25,891,155
    Interest receivable.....................................................                                        24,397,231
    Prepaid expenses........................................................                                            25,512
                                                                                                                      _______
                                                                                                                 1,378,242,278
LIABILITIES:
    Due to The Dreyfus Corporation and subsidiaries.........................                    $   748,962
    Due to Custodian........................................................                      1,773,364
    Payable for investment securities purchased.............................                      4,339,271
    Payable for Common Stock redeemed.......................................                         13,662
    Accrued expenses and other liabilities..................................                         93,215          6,968,474
                                                                                                      _____           _______
NET ASSETS  ................................................................                                    $1,371,273,804
                                                                                                                      ========
REPRESENTED BY:
    Paid-in capital.........................................................                                    $1,394,021,530
    Accumulated net realized (loss) on investments..........................                                       (29,912,302)
    Accumulated net unrealized appreciation on investments-Note 3...........                                         7,164,576
                                                                                                                      _______
NET ASSETS at value applicable to 97,979,939 shares outstanding
    (300 million shares of $.01 par value Common Stock authorized)..........                                    $1,371,273,804
                                                                                                                      ========
NET ASSET VALUE, offering and redemption price per share
    ($1,371,273,804 / 97,979,939 shares)....................................                                            $14.00
                                                                                                                      ========


See notes to financial statements.

DREYFUS CALIFORNIA TAX EXEMPT BOND FUND, INC.
STATEMENT OF OPERATIONS                                                                                YEAR ENDED MAY 31, 1996
INVESTMENT INCOME:
    INTEREST INCOME.........................................................                                      $ 88,488,803
    EXPENSES:
      Management fee-Note 2(a)..............................................                  $   8,764,933
      Shareholder servicing costs-Note 2(b).................................                        978,912
      Custodian fees........................................................                        104,563
      Professional fees.....................................................                         89,769
      Prospectus and shareholders' reports..................................                         65,133
      Directors' fees and expenses-Note 2(c)................................                         60,977
      Registration fees.....................................................                         27,194
      Miscellaneous.........................................................                         20,849
                                                                                                     ______
          TOTAL EXPENSES....................................................                                        10,112,330
                                                                                                                        ______
          INVESTMENT INCOME-NET.............................................                                        78,376,473
REALIZED AND UNREALIZED (LOSS) ON INVESTMENTS:
    Net realized gain on investments-Note 3.................................                  $   5,971,617
    Net unrealized (depreciation) on investments............................                    (57,311,024)
                                                                                                     ______
          NET REALIZED AND UNREALIZED (LOSS) ON INVESTMENTS.................                                      (51,339,407)
                                                                                                                        ______
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                      $ 27,037,066
                                                                                                                        ======





See notes to financial statements.


DREYFUS CALIFORNIA TAX EXEMPT BOND FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
                                                                                                    YEAR ENDED MAY 31,
                                                                                    __________________________________
                                                                                       1995               1996
                                                                                    _______                _______
OPERATIONS:
    Investment income-net.............................................         $  88,762,640          $   78,376,473
    Net realized gain (loss) on investments...........................           (35,847,441)              5,971,617
    Net unrealized appreciation (depreciation) on investments for the year        28,991,441             (57,311,024)
                                                                                    _______                _______
      NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............            81,906,640              27,037,066
                                                                                    _______                _______
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income-net.............................................           (88,762,640)            (78,376,473)
    Net realized gain on investments..................................            (5,043,994)                  --
                                                                                    _______                _______
      TOTAL DIVIDENDS.................................................           (93,806,634)            (78,376,473)
                                                                                    _______                _______
CAPITAL STOCK TRANSACTIONS:
    Net proceeds from shares sold.....................................           774,956,088           1,244,233,021
    Dividends reinvested..............................................            59,447,230              49,530,321
    Cost of shares redeemed...........................................          (923,531,181)         (1,428,904,541)
                                                                                    _______                _______
      (DECREASE) IN NET ASSETS FROM CAPITAL STOCK TRANSACTIONS........           (89,127,863)           (135,141,199)
                                                                                    _______                _______
          TOTAL (DECREASE) IN NET ASSETS..............................          (101,027,857)           (186,480,606)
NET ASSETS:
    Beginning of year.................................................         1,658,782,267           1,557,754,410
                                                                                    _______                _______
    End of year.......................................................       $ 1,557,754,410         $ 1,371,273,804
                                                                                    ========                ========
                                                                                    SHARES                  SHARES
                                                                                    _______                _______
CAPITAL SHARE TRANSACTIONS:
    Shares sold.......................................................            54,884,789              86,863,106
    Shares issued for dividends reinvested............................             4,208,309               3,452,140
    Shares redeemed...................................................           (65,606,330)            (99,479,542)
                                                                                    _______                _______
      NET (DECREASE) IN SHARES OUTSTANDING............................            (6,513,232)             (9,164,296)
                                                                                    ========                ========


See notes to financial statements.


DREYFUS CALIFORNIA TAX EXEMPT BOND FUND, INC.
FINANCIAL HIGHLIGHTS


Reference is made to page 3 of the Fund's Prospectus dated September 3, 1996.


See notes to financial statements.

DREYFUS CALIFORNIA TAX EXEMPT BOND FUND, INC.
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus California Tax Exempt Bond Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company. The Fund's investment objective is to provide investors with the maximum amount of current income exempt from Federal and State of California income taxes as is consistent with the preservation of capital. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares, which are sold to the public without a sales charge.
    (A) PORTFOLIO VALUATION: The Fund's investments are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.
    The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.
    (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
    (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

DREYFUS CALIFORNIA TAX EXEMPT BOND FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    The Fund has an unused capital loss carryover of approximately $29,996,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to May 31, 1996. If not applied, $2,069,000 of the carryover expires in fiscal 2003 and $27,927,000 of the carryover expires in 2004.
NOTE 2-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Agreement provides for an expense reimbursement from the Manager should the Fund's aggregate expenses, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed 11\2% of the average value of the Fund's net assets for any full fiscal year. There was no expense reimbursement for the year ended May 31, 1996.
    (B) Pursuant to the Fund's Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the year ended May 31, 1996, the Fund was charged an aggregate of $377,878 pursuant to the Shareholder Services Plan.
    Effective December 1, 1995, the Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $216,265 for the period from December 1, 1995 through May 31, 1996.
    (C) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $4,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 3-SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the year ended May 31, 1996, amounted to $778,694,036 and $883,180,162, respectively.
    At May 31, 1996, accumulated net unrealized appreciation on investments was $7,164,576, consisting of $33,517,242 gross unrealized appreciation and $26,352,666 gross unrealized depreciation.
    At May 31, 1996, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

DREYFUS CALIFORNIA TAX EXEMPT BOND FUND, INC.
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF DIRECTORS
DREYFUS CALIFORNIA TAX EXEMPT BOND FUND, INC.
    We have audited the accompanying statement of assets and liabilities of Dreyfus California Tax Exempt Bond Fund, Inc., including the statement of investments, as of May 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus California Tax Exempt Bond Fund, Inc. at May 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                              [Ernst and Young LLP signature logo]
New York, New York
July 5, 1996


Dreyfus California Tax Exempt Bond Fund, Inc.
-------------------------------------------------------------------------------
Statement of Investments                          November 30, 1996 (Unaudited)


                                                                                  Principal
Long-Term Municipal Investments--96.4%                                              Amount            Value
-----------------------------------------------------------------------------   ---------------   --------------
Alameda County, COP:
   7.25%, 12/1/2014 (Insured; BIGI) (Prerefunded 12/1/2000) (a)..............    $ 5,980,000        $ 6,765,054
   7.25%, 12/1/2015 (Insured; BIGI) (Prerefunded 12/1/2000) (a)..............      4,045,000          4,576,028
Anaheim Public Finance Authority, Revenue,
   Tax Allocation 6.45%, 12/28/2018 (Insured; MBIA)..........................     20,000,000         21,893,800
Bay Area Government Association, Tax Allocation Revenue
   (California Redevelopment Agency Pool) 6%, 12/15/2024 (Insured; FSA) (b)..     11,500,000         12,033,715
Bellflower, COP, Refunding
   (Bellflower Civic Center) 7.20%, 10/1/2019 (Insured; MBIA)................      1,475,000          1,609,830
Berkeley, Health Facilities Revenue, Refunding
   (Alta Bates Medical Center)  6.55%, 12/1/2022 ............................     17,000,000         17,168,300
Brea Public Finance Authority, Revenue, Tax Allocation (Redevelopment Project):
   6.75%, 8/1/2022 (Insured; MBIA) (Prerefunded 8/1/2001) (a)................      4,625,000          5,205,900
   6.75%, 8/1/2022 (Insured; MBIA)...........................................      1,775,000          1,968,315
California:
   5.25%, 10/1/2019..........................................................     15,200,000         14,756,160
   Refunding 5.25%, 6/1/2021 (Insured; AMBAC)................................     22,060,000         21,569,165
   Refunding 5.625%, 9/1/2024................................................     15,650,000         15,836,548
California Department of Veteran Affairs, Home Purchase Revenue 8.30%, 8/1/2019    1,000,000          1,044,460
California Department of Water Resources,
   Water System Revenue (Central Valley Project):
     5.75%, 12/1/2016........................................................      9,705,000          9,908,223
     5.25%, 12/1/2024........................................................      9,670,000          9,441,305
California Educational Facilities Authority, Revenue:
   (Claremont Colleges Pooled Facilities) 6.375%, 5/1/2022...................      3,655,000          3,841,880
   (Refunding, Santa Clara University):
     5.75%, 9/1/2021 (Insured; MBIA).........................................      3,350,000          3,417,101
     5.75%, 9/1/2026 (Insured; MBIA).........................................      6,775,000          6,910,703
California Health Facilities Financing Authority, Revenue:
   (Adventist Health System-West):
     6.40%, 3/1/2002 (Insured; MBIA).........................................      1,955,000          2,132,494
     6.50%, 3/1/2003 (Insured; MBIA).........................................      2,140,000          2,336,687
   (Catholic Health Facilities) 5%, 7/1/2008 (Insured; AMBAC)................      4,500,000          4,464,675
   (Downey Community Hospital):
     5.625%, 5/15/2008.......................................................      2,500,000          2,534,350
     5.75%, 5/15/2015........................................................      5,750,000          5,714,293
   (Episcopal Homes Foundation) 7.75%, 7/1/2018..............................      4,270,000          4,347,842
   (Mills-Peninsula Hospital) 7.50%, 1/15/2000 (Prerefunded 1/15/1997) (a)...        800,000            819,864
   (Refunding, Children's Hospital) 5.375%, 7/1/2020 (Insured; MBIA).........     17,205,000         16,910,622


Dreyfus California Tax Exempt Bond Fund, Inc.
-------------------------------------------------------------------------------
Statement of Investments (continued)              November 30, 1996 (Unaudited)

                                                                                  Principal
Long-Term Municipal Investments (continued)                                         Amount            Value
-----------------------------------------------------------------------------   ---------------   --------------
California Health Facilities Financing Authority, Revenue (continued):
   (Saint Joseph's Health System) 6.75%, 7/1/2021 (Prerefunded 7/1/2001) (a).    $ 8,500,000        $ 9,511,585
   (San Diego Hospital Association) 6.125%, 8/1/2022 (Insured; MBIA).........      4,250,000          4,431,603
   (Stanford University):
     6.50%, 11/1/2020 (Prerefunded 11/1/2000) (a)............................      8,975,000          9,881,924
     6.50%, 11/1/2020........................................................      1,025,000          1,093,521
   (Unihealth America) 7.625%, 10/1/2015 (Insured; AMBAC)....................         55,000             59,340
California Housing Finance Agency:
   Home Mortage Revenue:
     6.30%, 2/1/2008.........................................................      2,760,000          2,877,383
     6.35%, 2/1/2009.........................................................      2,935,000          3,048,526
     6.40%, 2/1/2010.........................................................      3,100,000          3,233,579
     8.20%, 8/1/2017.........................................................        115,000            119,306
     8.30%, 8/1/2019.........................................................        140,000            146,020
     6.70%, 8/1/2025.........................................................      8,405,000          8,808,104
     7.125%, 2/1/2026........................................................      3,690,000          3,929,924
     6.55%, 8/1/2026.........................................................     11,225,000         11,730,462
     6.40%, 8/1/2027 (Insured; MBIA).........................................     20,000,000         20,594,800
     7.65%, 8/1/2029.........................................................     11,150,000         11,679,625
   MFHR 6.30%, 8/1/2026 (Insured; AMBAC).....................................      7,150,000          7,345,481
   Multi-Unit Rental Housing Revenue 6.85%, 8/1/2015.........................      3,140,000          3,280,264
   Single Family Mortgage:
     6.25%, 8/1/2014 (Insured; AMBAC)........................................      3,640,000          3,714,292
     6.30%, 8/1/2024.........................................................      8,000,000          8,182,000
     6.45%, 8/1/2025.........................................................     15,355,000         15,805,823
California Pollution Control Financing Authority:
   PCR:
     (Pacific Gas & Electric Co.)
       6.35%, 6/1/2009 (Insured; MBIA).......................................      5,000,000          5,377,550
     (Refunding, Atlantic Richfield Project)
       5%, 4/1/2008 (LOC; Wachovia Bank of Georgia N.A.) (c).................     10,000,000          9,905,500
   (Refunding, San Diego Gas and Electric) 5.90%, 6/1/2014 (Insured; MBIA)...     41,830,000         45,173,472
   (Southern California Edison Co.):
     6.40%, 12/1/2024........................................................     12,600,000         13,193,586
     6.40%, 12/1/2024 (Insured; AMBAC).......................................      4,125,000          4,399,890
   SWDR (Browning Ferris Industry) 6.75%, 9/1/2019...........................      3,400,000          3,648,030
California Public Works Board, LR:
   (Department of Corrections, California State Prison, Susanville)
     5.25%, 6/1/2015 (Insured; FSA)..........................................      5,455,000          5,445,399


Dreyfus California Tax Exempt Bond Fund, Inc.
-------------------------------------------------------------------------------
Statement of Investments (continued)              November 30, 1996 (Unaudited)

                                                                                  Principal
Long-Term Municipal Investments (continued)                                         Amount            Value
-----------------------------------------------------------------------------   ---------------   --------------
California Public Works Board, LR (continued):
   (Department of Corrections, Calipatria State Prison, Imperial County)
     6.50%, 9/1/2017 (Insured; MBIA).........................................   $ 10,000,000       $ 11,560,800
   (Department of Corrections, Corcoran II)
     5.25%, 1/1/2021 (Insured; AMBAC)........................................     27,405,000         26,763,175
   (Department of Corrections, Madera State Prison)
     5.50%, 6/1/2015 (Insured; MBIA).........................................      4,500,000          4,629,465
   (Refunding, Various Community College Projects)
     5.625%, 3/1/2016 (Insured; AMBAC).......................................     10,650,000         10,710,705
   (Various University of California Projects
     6.70%, 10/1/2017 (Prerefunded 10/1/2002) (a,b)..........................      8,000,000          9,100,560
     6.375%, 10/1/2019.......................................................     12,775,000         13,619,428
California State University and Colleges, Student Union Revenue, Refunding (Sacramento)
   5.625%, 3/1/2021 (Insured; MBIA)..........................................      2,250,000          2,254,995
California State University Foundation, Revenue (Sacramento Auxiliary)
   5.375%, 10/1/2027 (Insured; MBIA).........................................      2,530,000          2,496,047
California Statewide Community Development Authority, Revenue,
   COP (Saint Joseph Health System):
     Refunding 5.50%, 7/1/2009 (Insured; MBIA)...............................      8,645,000          8,804,414
     Refunding 5.50%, 7/1/2010 (Insured; MBIA)...............................      9,115,000          9,220,187
     6.50%, 7/1/2015.........................................................      7,000,000          7,583,240
Central California Joint Powers Health Financing Authority, COP, Refunding
   (Community Hospitals of Central California Project) 5.25%, 2/1/2013.......      5,750,000          5,414,775
Central Coast Water Authority, Revenue
   (State Water Project Regional Facilities):
     5%, 10/1/2016 (Insured; AMBAC)..........................................      6,420,000          6,165,832
     6.60%, 10/1/2022 (Insured; AMBAC).......................................      3,800,000          4,318,966
Chico Public Financing Authority, Revenue
   (Southeast Chico Redevelopment Project) 6.625%, 4/1/2021 (Insured; FGIC)..      2,000,000          2,164,400
Contra Costa County, COP (Merrithew Memorial Hospital) 6.60%, 11/1/2012......     10,000,000         10,681,000
Contra Costa Water District, Water Revenue:
   5.50%, 10/1/2019 (Insured; MBIA)..........................................      5,000,000          4,951,500
   5%, 10/1/2024 (Insured; MBIA).............................................     14,000,000         13,168,400
Corona Community Facilities District, Special Tax, Refunding:
   7.60%, 9/1/2013...........................................................      5,755,000          6,071,410
   7.60%, 9/1/2017...........................................................      3,000,000          3,121,470
   7.70%, 9/1/2019...........................................................      2,000,000          2,119,140
Dos Palos Public Financing Authority, Local Agency Revenue 7.90%, 10/1/2020..      1,000,000            846,830

Dreyfus California Tax Exempt Bond Fund, Inc.
-------------------------------------------------------------------------------
Statement of Investments (continued)              November 30, 1996 (Unaudited)

                                                                                  Principal
Long-Term Municipal Investments (continued)                                         Amount            Value
-----------------------------------------------------------------------------   ---------------   --------------
East Bay Municipal Utilities District, Revenue:
   Wastewater Treatment System:
     Refunding 5.50%, 6/1/2013 (Insured; AMBAC)..............................    $16,900,000       $ 16,683,680
     Refunding 5.55%, 6/1/2020 (Insured; AMBAC)..............................     26,500,000         25,821,335
     7.20%, 6/1/2020 (Insured; AMBAC) (Prerefunded 6/1/2000) (a).............      3,325,000          3,716,652
   Water System, Refunding:
     6%, 6/1/2012 (Insured; MBIA) (b)........................................     12,100,000         12,722,061
     4.75%, 6/1/2021 (Insured; FGIC).........................................     43,435,000         39,541,052
     5%, 6/1/2026 (Insured; FGIC)............................................      6,000,000          5,635,200
Eldorado County Public Financing Authority, Revenue, Refunding:
   5.50%, 2/15/2016 (Insured; FGIC)..........................................      9,000,000          9,002,880
   5.50%, 2/15/2021 (Insured; FGIC)..........................................     10,000,000          9,939,500
Emeryville Public Financing Authority, Revenue
   (Shellmound Park Redevelopment Project) 6.80%, 5/1/2024...................      2,365,000          2,519,671
Escondido Union High School District:
   Zero Coupon, 11/1/2015 (Insured; MBIA)....................................      6,250,000          2,201,938
   Zero Coupon, 11/1/2017 (Insured; MBIA)....................................      4,000,000          1,246,800
Fairfield, Water Revenue, Refunding:
   5.25%, 4/1/2012 (Insured; AMBAC)..........................................      4,310,000          4,314,784
   5.25%, 4/1/2013 (Insured; AMBAC)..........................................      4,535,000          4,517,450
Folsom, Special Tax (Community Facilities District Number 3) 7.80%, 12/1/2015      1,900,000          2,023,956
Folsom Public Financing Authority, Local Agency Revenue
   7.90%, 10/1/2019..........................................................     18,120,000         18,743,872
Fremont Unified School District, Alameda County
   5.875%, 8/1/2020 (Insured; MBIA)..........................................     12,750,000         13,140,023
Fresno, Sewer Revenue 5.25%, 9/1/2019 (Insured; AMBAC).......................      3,850,000          3,831,944
Hesperia Water District, COP, Refunding
   (Water Facilities Improvement Project) 7.15%, 6/1/2026 (Insured; FGIC)....      4,500,000          5,086,980
Industry Urban Development Agency, Refunding (Civic Recreational Project):
   7.375%, 5/1/2015 (Prerefunded 5/1/1997) (a)...............................        765,000            792,502
   7.375%, 5/1/2015..........................................................        235,000            241,636
Inglewood, HR (Daniel Freeman Hospital, Inc.) 6.75%, 5/1/2013................      6,300,000          6,764,625
La Verne Community Facilities District, Special Tax
   (Koll Business Center) 7.875%, 3/1/2014...................................      3,625,000          3,862,981
Lake Elsinore Public Financing Authority, Revenue:
   Local Agency 8%, 10/1/2020................................................      7,670,000          5,624,411
   Tax Allocation (Lake Elsinore Redevelopment Project)
     6.25%, 2/1/2019 (Insured; FGIC).........................................      4,220,000          4,407,621

Dreyfus California Tax Exempt Bond Fund, Inc.
-------------------------------------------------------------------------------
Statement of Investments (continued)              November 30, 1996 (Unaudited)

                                                                                  Principal
Long-Term Municipal Investments (continued)                                         Amount            Value
-----------------------------------------------------------------------------   ---------------   --------------
Lincoln Unified School Distict, Special Tax, Refunding (Community Facilities
   District Number 1) 5.625%, 9/1/2021 (Insured; AMBAC)......................    $ 8,785,000        $ 8,806,611
Loma Linda, HR, Refunding (Loma Linda University Medical Center Project)
   7%, 12/1/2015 (Insured; AMBAC)............................................     12,355,000         13,461,390
Los Angeles Community Redevelopment Agency, Tax Allocation
   (Hollywood Redevelopment Project) 6.10%, 7/1/2022 (Insured; MBIA).........      4,900,000          5,124,910
Los Angeles County, COP:
   (Disney Parking Project)
     6.50%, 3/1/2023.........................................................      7,440,000          7,637,160
   (Edmund D. Edelman Childrens' Court) 6%, 4/1/2012 (Insured; AMBAC)........      9,000,000          9,414,360
Los Angeles Department of Water and Power,
   Waterworks Revenue, Refunding:
     5.90%, 5/15/2011 (Insured; FGIC)........................................      2,190,000          2,323,502
     6.40%, 5/15/2028........................................................      2,435,000          2,570,216
     6.375%, 7/1/2034 (Insured; MBIA)........................................     12,000,000         13,056,480
Los Angeles Harbor Department, Revenue:
   6%, 8/1/2012..............................................................      8,900,000          9,371,255
   6.625%, 8/1/2019 (Insured; AMBAC).........................................      6,000,000          6,546,300
   6.625%, 8/1/2025..........................................................     17,780,000         19,061,582
Los Angeles Municipal Improvement Corp., LR, Refunding
   (Central Library Project):
     5.375%, 6/1/2011........................................................      3,725,000          3,699,074
     6.30%, 6/1/2016.........................................................      3,500,000          3,651,725
     6.30%, 6/1/2018.........................................................      4,250,000          4,434,238
     6.35%, 6/1/2020.........................................................      7,700,000          8,047,501
Los Banos Unified School District, COP
   5.625%, 8/1/2016 (Insured; MBIA)..........................................      2,585,000          2,600,174
Menlo Park Community Development Agency, Tax Allocation, Refunding
   (Las Puglas Community Development Project):
     5.375%, 6/1/2016 (Insured; AMBAC).......................................      6,470,000          6,446,773
     5.375%, 6/1/2022 (Insured; AMBAC).......................................     11,825,000         11,679,434
Metropolitan Water District of Southern California, Waterworks Revenue:
   6.75%, 7/1/2018 (Prerefunded 7/1/2001) (a)................................      4,750,000          5,323,753
   Refunding 4.75%, 7/1/2021 (Insured; MBIA).................................     31,000,000         28,214,960
   5%, 7/1/2027 (d)..........................................................     10,000,000          9,354,300
Modesto, Multi-Family Housing Mortage Revenue, Refunding 6.40%, 6/1/2029.....      7,723,000          7,954,458
Mojave Water Agency, Refunding (Improvement District-Morongo Basin)
   5.75%, 9/1/2015 (Insured; FGIC)...........................................      3,000,000          3,078,390

Dreyfus California Tax Exempt Bond Fund, Inc.
-------------------------------------------------------------------------------
Statement of Investments (continued)              November 30, 1996 (Unaudited)

                                                                                  Principal
Long-Term Municipal Investments (continued)                                         Amount            Value
-----------------------------------------------------------------------------   ---------------   --------------
Moreno Valley Unified School District,
   Community Facilities District, Special Tax
   7.70%, 8/15/2014..........................................................     $  840,000         $  823,192
Moulton Niguel Water District (Improvement District Number 6)
   7.25%, 4/1/2016 (Insured; AMBAC) (Prerefunded 4/1/2000) (a)...............      5,000,000          5,586,250
Mountain View Shoreline Regional Park Community, Tax Allocation
   5.50%, 8/1/2021 (Insured; MBIA)...........................................      5,000,000          4,969,500
Mount Diablo Hospital District, Revenue
   6.125%, 12/1/2020 (Insured; AMBAC) (Prerefunded 12/1/2000) (a)............      5,000,000          5,443,850
Mount Diablo Unified School District, Community Facilities District, Special Tax
   7.05%, 8/1/2020 (Insured; FGIC) (Prerefunded 8/1/2000) (a)................      3,500,000          3,914,470
Northern California Power Agency, Power Revenue:
   (Hydroelectric Project) 7%, 7/1/2016 (Insured; AMBAC)
   (Prerefunded 1/1/2016) (a)                                                        670,000            812,529
   Refunding 7.50%, 7/1/2023 (Insured; AMBAC) (Prerefunded 7/1/2021) (a).....        375,000            461,186
Northridge Water District, COP, Revenue
   5.25%, 2/1/2018 (Insured; AMBAC)..........................................      2,500,000          2,451,300
Orange Cove Irrigation District, Revenue, COP, Refunding (Rehabilitation Project)
   5%, 2/1/2017 (Insured; AMBAC).............................................      7,300,000          6,990,845
Palmdale Elementary School District, Special Tax,
   (Community Facilities District number 90):
     5.30%, 8/1/2014 (Insured; FSA)..........................................      2,500,000          2,500,400
     5.40%, 8/1/2025 (Insured; FSA)..........................................      3,500,000          3,442,075
Palo Alto Unified School District 5.375%, 8/1/2017...........................      6,940,000          6,957,350
Pasadena Community Development Commission, MFHR (Civic Center)
   6.45%, 12/1/2021 (Insured; FSA)...........................................     15,000,000         15,405,000
Port of Oakland, Special Facilities Revenue, (Mitsui O.S.K. Lines Ltd.)
   6.80%, 1/1/2019 (LOC; Industrial Bank of Japan) (c).......................      2,000,000          2,121,880
Rancho Cucamonga Redevelopment Agency, Tax Allocation
   (Rancho Cucamonga Redevelopment Project):
     7.125%, 9/1/2019 (Insured; MBIA)........................................      2,455,000          2,669,813
     6.75%, 9/1/2020 (Insured; MBIA).........................................      1,665,000          1,794,654
Riverside County Asset Leasing Corp., Leasehold Revenue
   (Riverside County Hospital Project) 6.25%, 6/1/2019.......................      7,500,000          7,554,225
Riverside County Community Facilities District, Special Tax:
   7.80%, 9/1/2015 (e).......................................................      6,750,000          2,970,000
   8.25%, 9/1/2016...........................................................      4,730,000          4,731,135
Sacramento, COP (Refunding-Public Facilities Project) 6%, 7/1/2012...........      6,000,000          6,155,280
Sacramento Area Flood Control Agency (Capital Assessment District Number 2)
   5.375%, 10/1/2025 (Insured; FGIC).........................................      6,750,000          6,661,778

Dreyfus California Tax Exempt Bond Fund, Inc.
-------------------------------------------------------------------------------
Statement of Investments (continued)              November 30, 1996 (Unaudited)

                                                                                  Principal
Long-Term Municipal Investments (continued)                                         Amount            Value
-----------------------------------------------------------------------------   ---------------   --------------
Sacramento County, Airport System Revenue:
   5.90%, 7/1/2024 (Insured; MBIA)...........................................    $ 9,650,000       $  9,840,202
   5.75%, Series B, 7/1/2026 (Insured; MBIA).................................      5,195,000          5,298,225
   5.75%, Series D, 7/1/2026 (Insured; MBIA).................................     10,000,000         10,198,700
Sacramento Municipal Utility District, Electric Revenue......................
   5.50%, 8/15/2021 (Insured; AMBAC) (b).....................................     11,045,000         10,977,515
Saddleback Community College District, COP
   7%, 8/1/2019 (Insured; BIGI)..............................................      2,875,000          3,112,073
Salinas Redevelopment Agency, Tax Allocation (Central City Revitalization Project)
   5.50%, 11/1/2023 (Insured; FSA)...........................................      4,510,000          4,450,513
San Bernardino County, COP:
   (Capital Facilities Project)
     6.875%, 8/1/2024........................................................      5,000,000          6,148,600
   (Refunding, Medical Center Financing Project):
     5.50%, 8/1/2015 (Insured; MBIA).........................................     12,790,000         12,766,722
     5.50%, 8/1/2022 (Insured; MBIA).........................................     19,780,000         19,497,344
     5.50%, 8/1/2024.........................................................      3,900,000          3,731,637
   (West Valley Detention Center)............................................
     5.90%, 11/1/2001 (Insured; MBIA)........................................      1,565,000          1,680,341
San Elijo Joint Powers Authority, Revenue
   (San Elijo Water Pollution Control Project)
   7%, 3/1/2020 (Insured; FGIC) (Prerefunded 3/1/2000) (a)...................      5,500,000          6,090,755
San Francisco Bay Area Rapid Transportation District, Sales Tax Revenue
   5.50%, 7/1/2020 (Insured; FGIC)...........................................     15,330,000         15,238,940
San Francisco City and County, SFMR
   (FNMA/GNMA Mortgage Backed Securities Program) 7.45%, 1/1/2024............        255,000            268,015
San Francisco City and County Airports Commission, International Airport Revenue:
   Refunding, 6.10%, 5/1/2003 (Insured; AMBAC)...............................      3,000,000          3,282,000
   5.25%, 5/1/2020 (Insured; FGIC)...........................................      6,170,000          6,019,514
   5.75%, 5/1/2020 (Insured; FGIC)...........................................     28,005,000         28,216,158
   5.625%, 5/1/2021 (Insured; MBIA)..........................................     10,825,000         10,768,927
   5.625%, 5/1/2021 (Insured; MBIA) (d)......................................     10,000,000          9,868,800
   5.65%, 5/1/2024 (Insured; FGIC)...........................................     12,900,000         12,954,825
San Francisco City and County Public Utilities Commission, Water Revenue
   6.50%, 11/1/2017..........................................................      3,500,000          3,722,040
San Francisco State Building Authority, LR
   (San Francisco Civic Center Complex)
   5.25%, 12/1/2021 (Insured; AMBAC) (d).....................................     16,250,000         15,819,861
San Marcos Public Facilities Authority, Tax Allocation Revenue
   6%, 1/1/2006 (Insured; FSA) (Prerefunded 1/1/2002) (a)....................     10,500,000         11,504,534

Dreyfus California Tax Exempt Bond Fund, Inc.
-------------------------------------------------------------------------------
Statement of Investments (continued)              November 30, 1996 (Unaudited)

                                                                                  Principal
Long-Term Municipal Investments (continued)                                         Amount            Value
-----------------------------------------------------------------------------   ---------------   --------------
San Mateo County, COP (Capital Projects Program)
   6.50%, 7/1/2017 (Insured; MBIA) (Prerefunded 7/1/2001) (a)................    $ 6,000,000       $  6,684,120
Santa Barbara, COP, Refunding (Water System Improvement Project)
   6.70%, 4/1/2027 (Insured; AMBAC)..........................................      4,000,000          4,430,960
Santa Clara County, COP (Capital Project)
   6.25%, 10/1/2016 (Insured; AMBAC).........................................     10,000,000         10,652,400
Santa Cruz County, COP (Capital Facilities Project)
   6.70%, 9/1/2020 (Insured; MBIA)...........................................      5,000,000          5,525,150
Santa Cruz County Public Financing Authority, Revenue, Refunding
   7.10%, 9/1/2021 (Insured; MBIA)...........................................      6,500,000          7,093,385
Southern California Rapid Transportation District, COP (Workers Compensation Fund)
   6.50%, 7/1/2007 (Insured; MBIA)...........................................     22,900,000         25,046,645
Tracy Area Public Facilities Financing Agency, Special Tax, Refunding:
   (Community Facilities District Number 87-1-H)
     5.875%, 10/1/2019 (Insured; MBIA).......................................     18,250,000         18,814,107
   (Community Facilities District Number 87-1-G)
     5.50%, 10/1/2021 (Insured; MBIA)........................................      5,250,000          5,217,922
University of California, COP (UCLA Central Chiller/Cogeneration)
   6.25%, 11/1/2009 (Prerefunded 11/1/1999) (a)..............................      3,000,000          3,236,459
West Basin Municipal Water District, COP
   6.85%, 8/1/2016 (Insured; AMBAC) (Prerefunded 8/1/2000) (a)...............      6,000,000          6,669,959
West Sonoma County Union High School District
   5.25%, 8/15/2021 (Insured; FGIC)..........................................      2,705,000          2,644,353
                                                                                                ---------------
TOTAL LONG-TERM MUNICIPAL INVESTMENTS
   (cost $1,315,794,496).....................................................                    $1,375,721,555
                                                                                                ===============
Short-Term Municipal Investments--3.6%
-----------------------------------------------------------------------------
California, RAN, VRDN 3.95% (f)                                                  $18,300,000    $    18,300,000
California Health Facilities Financing Authority, Revenue, VRDN
   (Catholic Health Care) 3.35% (f)..........................................      5,500,000          5,500,000
Irvine Ranch Water District, VRDN:
   3.90% (LOC; Commerzbank) (c,f)............................................     14,350,000         14,350,000
   3.90% (LOC; Bank of America National Trust and Savings Association) (c,f).     12,600,000         12,600,000
                                                                                                ---------------
TOTAL SHORT-TERM MUNICIPAL INVESTMENTS
   (cost $50,750,000)........................................................                   $    50,750,000
                                                                                                ===============
TOTAL INVESTMENTS--100.0%
   (cost $1,366,544,496).....................................................                    $1,426,471,555
                                                                                                ===============

Dreyfus California Tax Exempt Bond Fund, Inc.
-------------------------------------------------------------------------

Summary of Abbreviations
-------------------------------------------------------------------------
AMBAC      American Municipal Bond Assurance Corporation    MBIA       Municipal Bond Investors Assurance
BIGI       Bond Investors Guaranty Insurance                               Insurance Corporation
COP        Certificate of Participation                     MFHR       Multi-Family Housing Revenue
FGIC       Financial Guaranty Insurance Company             PCR        Pollution Control Revenue
FNMA       Federal National Mortgage Association            RAN        Revenue Anticipation Notes
FSA        Financial Security Assurance                     SFMR       Single Family Mortgage Revenue
GNMA       Government National Mortgage Association         SWDR       Solid Waste Disposal Revenue
HR         Hospital Revenue                                 VRDN       Variable Rate Demand Notes
LOC        Letter of Credit
LR         Lease Revenue

Summary of Combined Ratings (Unaudited)
------------------------------------------------------------------------
Fitch (g)          or          Moody's           or           Standard & Poor's         Percentage of Value
------                         --------                       ----------------          ------------------
AAA                            Aaa                            AAA                               69.3%
AA                             Aa                             AA                                11.2
A                              A                              A                                 10.4
BBB                            Baa                            BBB                                1.9
F1                             MIG1/P1                        SP1/A1                             3.6
Not Rated (h)                  Not Rated (h)                  Not Rated (h)                      3.6
                                                                                             -------
                                                                                               100.0%
                                                                                             =======

Notes to Statement of Investments:
-----------------------------------------------------------------------
(a) Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
(b) Wholly held by custodian as collateral for delayed-delivery security.
(c) Secured by letters of credit.
(d) Purchased on a delayed-delivery basis.
(e) Non-income producing security; interest payment in default.
(f) Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
(g) Fitch
    currently provides creditworthiness information for a limited number of investments.
(h) Securities which, while not rated by Fitch, Moody's and
    Standard & Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.
(i) At November
    30, 1996, 31.2% of the Fund's net assets are insured by MBIA.

                       See notes to financial statements.

Dreyfus California Tax Exempt Bond Fund, Inc.
------------------------------------------------------------------------
Statement of Assets and Liabilities       November 30, 1996 (Unaudited)


                                                                                                    Cost            Value
                                                                                               ---------------  ---------------
ASSETS:                       Investments in securities--See Statement of Investments          $1,366,544,496   $1,426,471,555
                              Cash.............................................                                      2,112,165
                              Interest receivable..............................                                     25,960,036
                              Receivable for investment securities sold........                                     10,758,556
                              Prepaid expenses.................................                                         25,488
                                                                                                                ---------------
                                                                                                                 1,465,327,800
                                                                                                                ---------------


LIABILITIES:                  Due to The Dreyfus Corporation and affiliates....                                        792,590
                              Payable for investment securities purchased......                                     34,724,809
                              Payable for Common Stock redeemed................                                      1,185,886
                              Accrued expenses.................................                                        169,835
                                                                                                                ---------------
                                                                                                                    36,873,120
                                                                                                                ---------------


NET ASSETS.....................................................................                                 $1,428,454,680
                                                                                                                ===============


REPRESENTED BY:               Paid-in capital..................................                                 $1,396,690,537
                              Accumulated undistributed investment income--net..                                       193,946
                              Accumulated net realized gain (loss) on investments                                  (28,356,862)
                              Accumulated net unrealized appreciation (depreciation)
                                on investments--Note 3..........................                                    59,927,059
                                                                                                                ---------------


NET ASSETS.....................................................................                                 $1,428,454,680
                                                                                                                ===============

SHARES OUTSTANDING
(300 million shares of $.01 par value Common Stock authorized).................                                     98,193,299

NET ASSET VALUE, offering and redemption price per share.......................                                         $14.55
                                                                                                                       =======



                       See notes to financial statements.

Dreyfus California Tax Exempt Bond Fund, Inc.
--------------------------------------------------------------------------------
Statement of Operations          Six Months Ended November 30, 1996 (Unaudited)


INVESTMENT INCOME

INCOME                        Interest Income..................................                                 $41,021,032


EXPENSES:                     Management fee--Note 2(a)........................           $  4,195,123
                              Shareholder servicing costs--Note 2(b)...........                733,747
                              Custodian fees...................................                 50,281
                              Professional fees................................                 38,898
                              Directors' fees and expenses--Note 2(c)..........                 35,677
                              Prospectus and shareholders' reports.............                 24,831
                              Registration fees................................                 14,752
                              Miscellaneous....................................                106,228
                                                                                          -------------
                                   Total Expenses..............................                                  5,199,537
                                                                                                               ------------



INVESTMENT INCOME--NET..........................................................                                35,821,495



REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 3:

                              Net realized gain (loss) on investments..........           $  1,555,440
                              Net unrealized appreciation (depreciation) on investments     52,762,483
                                                                                          -------------



REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............................                                   54,317,923
                                                                                                                ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..........................                                  $90,139,418
                                                                                                                ============



                       See notes to financial statements.

Dreyfus California Tax Exempt Bond Fund, Inc.
-------------------------------------------------------------------
Statement of Changes in Net Assets


                                                                          Six Months  Ended
                                                                          November 30, 1996       Year Ended
                                                                             (Unaudited)         May 31, 1996
                                                                        --------------------    ---------------
OPERATIONS:
  Investment income--net...............................................   $  35,821,495         $  78,376,473
  Net realized gain (loss) on investments..............................       1,555,440             5,971,617
  Net unrealized appreciation (depreciation) on investments............      52,762,483           (57,311,024)
                                                                          ----------------    -----------------

      Net Increase (Decrease) in Net Assets Resulting from Operations..      90,139,418            27,037,066
                                                                          ----------------    -----------------

DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income--net................................................    (35,627,549)          (78,376,473)
                                                                          ----------------    -----------------

CAPITALSTOCK TRANSACTIONS:
  Net proceeds from shares sold........................................     860,248,142         1,244,233,021
  Dividends reinvested.................................................      22,342,524            49,530,321
  Cost of shares redeemed..............................................    (879,921,659)       (1,428,904,541)
                                                                          ----------------    -----------------

      Increase (Decrease) in Net Assets from Capital Stock Transactions       2,669,007          (135,141,199)
                                                                          ----------------    -----------------

        Total Increase (Decrease) in Net Assets........................      57,180,876          (186,480,606)

NET ASSETS:
  Beginning of Period..................................................   1,371,273,804         1,557,754,410
                                                                         ----------------    -----------------
  End of Period........................................................  $1,428,454,680      $  1,371,273,804
                                                                         ================    =================

Undistributed investment income--net.................................... $      193,946              --
                                                                         ----------------    -----------------

                                                                               Shares              Shares
                                                                         ----------------    ------------------
CAPITAL SHARE TRANSACTIONS:
  Shares sold..........................................................      60,519,196             86,863,106
  Shares issued for dividends reinvested...............................       1,566,849              3,452,140
  Shares redeemed......................................................     (61,872,685)           (99,479,542)
                                                                         ----------------    -----------------

      Net Increase (Decrease) in Shares Outstanding....................         213,360             (9,164,296)
                                                                         ================    =================



                       See notes to financial statements.


Dreyfus California Tax Exempt Bond Fund, Inc.
-------------------------------------------------------------------------------
Financial Highlights

   Contained below is per share operating performance data for a share of Common
Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                         Six Months Ended                          Year Ended May 31,
                                         November 30, 1996       ------------------------------------------------------
PER SHARE DATA:                             (Unaudited)           1996        1995       1994        1993        1992
                                            -----------          -------     -------    -------     -------     -------
   Net asset value, beginning of period.       $14.00            $14.54      $14.59     $15.34      $14.82      $14.66
                                              -------            -------     -------    -------     -------     -------
   Investment Operations:
   Investment income--net...............          .36               .77         .82        .84         .89         .93
   Net realized and unrealized gain (loss)
      on investments....................          .55              (.54)        --        (.57)        .66         .20
                                              -------            -------     -------    -------     -------     -------
   Total from Investment Operations.....          .91               .23         .82        .27         1.55       1.13
                                              -------            -------     -------    -------     -------     -------
   Distributions:
   Dividends from investment income--net.        (.36)             (.77)       (.82)      (.85)        (.88)      (.93)
   Dividends from net realized gain on
      investments.......................         --                  --        (.05)      (.17)        (.15)      (.04)
                                              -------            -------     -------    -------     -------     -------
   Total Distributions..................         (.36)             (.77)       (.87)     (1.02)       (1.03)      (.97)
                                              -------            -------     -------    -------     -------     -------
   Net asset value, end of period.......       $14.55            $14.00      $14.54     $14.59       $15.34     $14.82
                                              =======            =======     =======    =======     =======     =======
TOTAL INVESTMENT RETURN.................        13.16%(1)          1.58%       5.93%      1.58%       10.89%      7.90%
RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets        .74%(1)           .69%        .71%       .70%         .69%       .68%
   Ratio of net investment income
      to average net assets.............         5.12%(1)          5.37%       5.77%      5.46%        5.88%      6.32%
   Portfolio Turnover Rate..............        35.41%(2)         56.12%      39.85%     28.14%       41.40%     45.58%
   Net Assets, end of period
     (000's Omitted)                       $1,428,455        $1,371,274  $1,557,754 $1,658,782   $1,834,956 $1,751,880

-------------------
(1)   Annualized.
(2)   Not annualized.

                         See notes to financial statements.

Dreyfus California Tax Exempt Bond Fund, Inc.
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:
   Dreyfus California Tax Exempt Bond Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company. The Fund's investment objective is to provide investors with the maximum amount of current income exempt from Federal and State of California income taxes as is consistent with the preservation of capital. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. acts as the distributor of the Fund's shares, which are sold to the public without a sales charge.
   The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
   (A) PORTFOLIO VALUATION: The Fund's investments are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.
   (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.
   The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.
   (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
   (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
   The Fund has an unused capital loss carryover of approximately $29,996,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to May 31, 1996. If not applied, $2,069,000 of the carryover expires in fiscal 2003 and $27,927,000 of the carryover expires in 2004.

Dreyfus California Tax Exempt Bond Fund, Inc.
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 2--Management Fee and Other Transactions With Affiliates:
   (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the Fund, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed 11/2% of the value of the Fund's average net assets, the Fund may deduct from the payments to be made to the Manager, or the Manager will bear such excess expense. There was no expense reimbursement during the period ended November 30, 1996.
   (B) Pursuant to the Fund's Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended November 30, 1996, the Fund was charged an aggregate of $419,051 pursuant to the Shareholder Services Plan.
   The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $208,824 during the period ended November 30, 1996.
   (C) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $4,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 3--Securities Transactions:
   The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended November 30, 1996, amounted to $500,027,854 and $467,584,914, respectively.
   At November 30, 1996, accumulated net unrealized appreciation on investments was $59,927,059, consisting of $66,782,018 gross unrealized appreciation and $6,854,959 gross unrealized depreciation.
   At November 30, 1996, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).